Exhibit 99.4 Confidential All post-Q3’19 information presented in this document is estimated Project Sprint Updated Business Plan Review – MB 2020 December 18, 2019 Supplemental Materials December 30, 2019 – January 7, 2020 Private and ConfidentialExhibit 99.4 Confidential All post-Q3’19 information presented in this document is estimated Project Sprint Updated Business Plan Review – MB 2020 December 18, 2019 Supplemental Materials December 30, 2019 – January 7, 2020 Private and Confidential

Confidential These materials have been prepared by Evercore Group L.L.C., AlixPartners LLP and Kirkland & Ellis LLP (collectively the “Advisors”), for the creditors (the “Creditors”) to McDermott International, Inc. (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with the Advisors. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. The Advisors assume no responsibility for independent investigation or verification of such information and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, the Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Creditors. Any values or estimates of sale proceeds herein are for illustrative purposes only. Nothing in these materials should be construed as a valuation of the Company or any of its businesses. These materials were compiled on a confidential basis for use of the Creditors in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of the Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by the Advisors (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. The Advisors assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of the Advisors and their affiliates. The Advisors and their affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by the Advisors or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors’ regarding the impact of the transactions or matters described herein. 1 Private and ConfidentialConfidential These materials have been prepared by Evercore Group L.L.C., AlixPartners LLP and Kirkland & Ellis LLP (collectively the “Advisors”), for the creditors (the “Creditors”) to McDermott International, Inc. (the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with the Advisors. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by the Advisors. The Advisors assume no responsibility for independent investigation or verification of such information and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, the Advisors have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to the Advisors and were prepared exclusively for the benefit and internal use of the Creditors. Any values or estimates of sale proceeds herein are for illustrative purposes only. Nothing in these materials should be construed as a valuation of the Company or any of its businesses. These materials were compiled on a confidential basis for use of the Creditors in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of the Advisors. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by the Advisors (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. The Advisors assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of the Advisors and their affiliates. The Advisors and their affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by the Advisors or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors’ regarding the impact of the transactions or matters described herein. 1 Private and Confidential

Confidential Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in these materials which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact the Company’s actual results of operations. Although the Company does believe that the expectations reflected in those forward-looking statements are reasonable, the Company can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: risks relating to the effects of the filing of the Company’s Chapter 11 cases (the “Chapter 11 Cases”) on its business and the interest of various constituents, including stockholders; any inability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; risks attendant to ongoing negotiations with various third parties; adverse changes in the markets in which the Company operates or credit markets; the Company’s inability to successfully execute on contracts in backlog; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by the Company’s customers and other business counterparties; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. For a more complete discussion of these and other risk factors, please see the Company’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. These materials reflect management’s views as of the date thereof. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement. 2 Private and ConfidentialConfidential Forward-Looking Statements In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in these materials which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact the Company’s actual results of operations. Although the Company does believe that the expectations reflected in those forward-looking statements are reasonable, the Company can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: risks relating to the effects of the filing of the Company’s Chapter 11 cases (the “Chapter 11 Cases”) on its business and the interest of various constituents, including stockholders; any inability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; risks attendant to ongoing negotiations with various third parties; adverse changes in the markets in which the Company operates or credit markets; the Company’s inability to successfully execute on contracts in backlog; changes in project design or schedules; the availability of qualified personnel; changes in the terms, scope or timing of contracts; contract cancellations; change orders and other modifications and actions by the Company’s customers and other business counterparties; changes in industry norms; and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. For a more complete discussion of these and other risk factors, please see the Company’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. These materials reflect management’s views as of the date thereof. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement. 2 Private and Confidential

Confidential Executive Summary McDermott International, Inc. (“MDR” or the “Company”) has prepared a five-year business plan (“MB’20”) which considers the Company’s current business condition and contemplates a deleveraging transaction consummated through a Chapter 11 process to address unsustainable leverage and liquidity constraints n Given the current uncertain business environment, the Company has been engaging with key customers regarding MDR’s prospects n As part of developing MB’20, MDR has engaged customers for support and assistance. Several of the Company’s larger customers have been proactive with creative solutions to address project specific vendor issues „ There’s no precedent within the industry for this type of customer relief program „ An estimate of achievable margin enhancement has been included in MB’20 „ These customers, and others, have been supportive of MDR’s requests, and certain customers have directly expressed the importance of MDR to their supply chain, indicating that support and contract awards will resume if there is certainty regarding MDR’s viability „ Certain customers have established a process to assist paying vendors related to their specific projects to support MDR’s liquidity situation „ While only temporal relief, certain customers have advanced milestone payments to provide short term liquidity relief „ Certain customers have indicated that MDR remains on the disqualified to bid list, but have met with management and its advisors in Houston in an effort to better understand if MDR has a path forward so that it can explain why they should continue to award work, even during the Chapter 11 process „ Certain customers have made similar comments that a quick resolution to MDR’s financial condition would allow contract awards to resume 3 Private and ConfidentialConfidential Executive Summary McDermott International, Inc. (“MDR” or the “Company”) has prepared a five-year business plan (“MB’20”) which considers the Company’s current business condition and contemplates a deleveraging transaction consummated through a Chapter 11 process to address unsustainable leverage and liquidity constraints n Given the current uncertain business environment, the Company has been engaging with key customers regarding MDR’s prospects n As part of developing MB’20, MDR has engaged customers for support and assistance. Several of the Company’s larger customers have been proactive with creative solutions to address project specific vendor issues „ There’s no precedent within the industry for this type of customer relief program „ An estimate of achievable margin enhancement has been included in MB’20 „ These customers, and others, have been supportive of MDR’s requests, and certain customers have directly expressed the importance of MDR to their supply chain, indicating that support and contract awards will resume if there is certainty regarding MDR’s viability „ Certain customers have established a process to assist paying vendors related to their specific projects to support MDR’s liquidity situation „ While only temporal relief, certain customers have advanced milestone payments to provide short term liquidity relief „ Certain customers have indicated that MDR remains on the disqualified to bid list, but have met with management and its advisors in Houston in an effort to better understand if MDR has a path forward so that it can explain why they should continue to award work, even during the Chapter 11 process „ Certain customers have made similar comments that a quick resolution to MDR’s financial condition would allow contract awards to resume 3 Private and Confidential

Confidential

Executive Summary (continued)

- While funding tranche B of the super senior credit facility has provided additional runway for MDR and conveyed some lender cooperation to the marketplace, significant uncertainty remains, which is a material concern for customers and vendors
  - Certain customers have withdrawn contract awards and some have placed MDR on disqualified bid lists (with or without formal notification)
  - Bookings for the second half of 2019 have trailed off significantly
    - Currently projecting less than $3 billion during second half of 2019 vs. ~$14 billion during first half of the year
    - Projected bookings for the 1st quarter are entirely dependent upon MDR having a positive message to the marketplace regarding MDR's future and the timing upon which it can return to ordinary course operations
  - Vendor issues continue to persist due to the liquidity situation
    - Liens continue to be asserted and filed on construction sites
    - MDR increasingly has limited supplier options and many suppliers have suspended accepting purchase order requests and removed themselves from job sites
    - Many projects, in particular in North America, are carrying additional costs as critical path items are delayed due to vendor related issues impacting project completion schedules
    - Customers are aware of these project delays and have threatened to suspend or suspended payments to MDR unless and until project related vendors are made current

EVERCORE KIRKLAND & ELLIS AlixPartners 4 MCDERMOTT
Private and Confidential

Confidential Executive Summary (continued) n In light of these circumstances, MDR has prepared this business plan with a perspective of providing a value-maximizing path forward with the following strategic tenets: „ Agreement on a consensual balance sheet restructuring with MDR’s first lien creditors and potentially junior stakeholders „ Economic support along with material risk mitigation changes with respect to MDR’s largest projects „ Short duration in Chapter 11 (90 to 180 days) along with a solid communications message at the commencement of such proceedings indicating an agreement to de-lever the balance sheet, financial support during the proceedings, and a path to exit ● This plan assumes MDR can return to booking orders if it can demonstrate support and a path forward through this restructuring process n The business plan has been developed based on the following key strategic parameters: „ Sale of MDR’s Technology business during the 1st half of 2020 with the selection of a stalking horse bidder to maximize sale proceeds ● The plan assumes 100% of MDR’s interest in Tech is sold with no corresponding benefits of downstream petrochemical pull-through from any type of strategic alliance „ Stabilization and optimization of the portfolio with the completion of legacy CB&I high risk focus projects including Cameron, Freeport, the Power portfolio and several others ● Significant effort relative to focus project portfolio has resulted in projected overall improvement of $36 million in MB’20 through 2020 vs. Financing Case. More specifically, customer assistance efforts are estimated to pull charges of $87 million into fourth quarter of 2019, generating improvement of $123 million vs. Financing Case during 2020 5 Private and ConfidentialConfidential Executive Summary (continued) n In light of these circumstances, MDR has prepared this business plan with a perspective of providing a value-maximizing path forward with the following strategic tenets: „ Agreement on a consensual balance sheet restructuring with MDR’s first lien creditors and potentially junior stakeholders „ Economic support along with material risk mitigation changes with respect to MDR’s largest projects „ Short duration in Chapter 11 (90 to 180 days) along with a solid communications message at the commencement of such proceedings indicating an agreement to de-lever the balance sheet, financial support during the proceedings, and a path to exit ● This plan assumes MDR can return to booking orders if it can demonstrate support and a path forward through this restructuring process n The business plan has been developed based on the following key strategic parameters: „ Sale of MDR’s Technology business during the 1st half of 2020 with the selection of a stalking horse bidder to maximize sale proceeds ● The plan assumes 100% of MDR’s interest in Tech is sold with no corresponding benefits of downstream petrochemical pull-through from any type of strategic alliance „ Stabilization and optimization of the portfolio with the completion of legacy CB&I high risk focus projects including Cameron, Freeport, the Power portfolio and several others ● Significant effort relative to focus project portfolio has resulted in projected overall improvement of $36 million in MB’20 through 2020 vs. Financing Case. More specifically, customer assistance efforts are estimated to pull charges of $87 million into fourth quarter of 2019, generating improvement of $123 million vs. Financing Case during 2020 5 Private and Confidential

Confidential

Executive Summary (continued)

- Optimize and reposition the portfolio by de-risking the business from bid through execution in the following segments:
  - Offshore Middle East where deep relationships exist, familiar track record with in-house fabrication and assets
  - Selective Offshore / Subsea projects that are bespoke with acceptable margins
  - Specialized LNG projects with limited construction risk and modularization where possible
  - Downstream refining and petrochemical linked with Technology / FEED
  - Tanks
- Order win rate returning to a representative historical level by 2H 2020
- Significant improvements within direct operating expenses, including:
  - Fixed overhead reductions within PED function
  - Improvement in utilization of fabrication yards and engineering based on current bookings
  - Targeted cost reductions within marine and other support functions
- Adequate liquidity and credit support during a Chapter 11 process to provide confidence to the marketplace and MDR's vendor base to continue to support current and future projects
- Although bookings recently have been at historic lows, MDR has secured over 90% and 60% of 2020 and 2021 revenue, respectively, in backlog
  - At this time in 2018, MDR had secured only 65% and 25% of 2019 and 2020 revenue

EVERCORE KIRKLAND & ELLIS AlixPartners
6
Private and Confidential
MCDERMOTT

Confidential Executive Summary (continued) n The current business plan analysis contained herein will bridge current projections with the Financing Case provided previously „ Current business plan is generally consistent with recent discussions contemplating an in-court restructuring „ Current projections are materially different from the Financing Case, as the following factors that are present in MDR’s business today were not anticipated previously: ● Sale of the Technology business and loss of pull through ● Portfolio repositioning (i.e., not bidding on certain potential work) ● Significant stress in the supply chain due to lack of liquidity ● Material reduction in bookings that began in late Q3 of 2019 and will continue through 1H 2020 „ However, if MDR can achieve a short and relatively consensual restructuring with access to adequate liquidity during a Chapter 11 process and post effective date, the plan assumes above-breakeven operating cash flows in ’21 and in excess of $0.5 billion in ’22 and ’23 ● Working capital swings, a young project portfolio and loss of orders during 2H’19 through 1H’20 are driving cash flow issues in 2021 n Management strongly believes it can successfully execute this plan based on the key assumptions contained herein if there is a path to exit and stabilize operations during the 1H 2020 „ While discussions with customers regarding economic support and de-risking options have been challenging, customers recognize the value MDR provides with its demonstrated skills and performance in Engineering, Project and Supply Chain Management, Fabrication and Construction and Marine Assets „ MDR benefits from a young portfolio where 76% of current backlog revenue is from projects less than 25% complete allowing for EBITDA uplift through strong project management discipline to harvest the benefits of contingencies „ Potential for further deleveraging through monetization of Pipes business 7 Private and ConfidentialConfidential Executive Summary (continued) n The current business plan analysis contained herein will bridge current projections with the Financing Case provided previously „ Current business plan is generally consistent with recent discussions contemplating an in-court restructuring „ Current projections are materially different from the Financing Case, as the following factors that are present in MDR’s business today were not anticipated previously: ● Sale of the Technology business and loss of pull through ● Portfolio repositioning (i.e., not bidding on certain potential work) ● Significant stress in the supply chain due to lack of liquidity ● Material reduction in bookings that began in late Q3 of 2019 and will continue through 1H 2020 „ However, if MDR can achieve a short and relatively consensual restructuring with access to adequate liquidity during a Chapter 11 process and post effective date, the plan assumes above-breakeven operating cash flows in ’21 and in excess of $0.5 billion in ’22 and ’23 ● Working capital swings, a young project portfolio and loss of orders during 2H’19 through 1H’20 are driving cash flow issues in 2021 n Management strongly believes it can successfully execute this plan based on the key assumptions contained herein if there is a path to exit and stabilize operations during the 1H 2020 „ While discussions with customers regarding economic support and de-risking options have been challenging, customers recognize the value MDR provides with its demonstrated skills and performance in Engineering, Project and Supply Chain Management, Fabrication and Construction and Marine Assets „ MDR benefits from a young portfolio where 76% of current backlog revenue is from projects less than 25% complete allowing for EBITDA uplift through strong project management discipline to harvest the benefits of contingencies „ Potential for further deleveraging through monetization of Pipes business 7 Private and Confidential

Confidential

Executive Summary (continued)

MB'20 is materially different than the Financing case (from a bookings perspective primarily). That said, it is broadly in line with the Chapter 11 adjusted scenario of the Financing Case. The below compares the current business plan vs. Scenario 2 of the Financing Case (prepackaged case with 1st Lien Lenders)

New Orders


Tech
$8,224
$707
$7,517
$11,487
$11,487
$14,440
$1,069
$13,372
$11,969
$11,969
Scenario 2
MB'20
2020E
Scenario 2
MB'20
2021E

Revenue


Tech
$9,445
551
$8,894
$9,736
$9,736
$11,026
1,031
$9,995
$10,369
$10,369
Scenario 2
MB'20
2020E
Scenario 2
MB'20
2021E

Adj. EBITDA


Tech
$561
190
$371
$533
$533
$919
316
$603
$668
$668
Scenario 2
MB'20
2020E
Scenario 2
MB'20
2021E

DIP Need and Prepetition Super-priority Balance[1]


Cash Need
L/C Need
SPF
-$1,200
-$600
-$650
-$2,450
Prior Case
-$760
-$640
-$1,000
-$2,400
Expected Case

1. Prior case DIP need uses Scenario 2 Low Case

EVERCORE KIRKLAND & ELLIS AlixPartners
8
Private and Confidential
MCDERMOTT

Confidential Executive Summary (continued) ($ in millions) Consolidated 2020-2024 P&L and Key Metrics n The business plan reflects the impact of the current liquidity challenges and anticipated Chapter 11 case, as well as the sale of Tech and prospective portfolio repositioning n The projected cash flow incorporates a $300 million paydown of trade payables in 2020 n While New Orders and Backlog are lower than Financing Case due to portfolio repositioning and restructuring, MDR anticipates to return to positive FCF in ’21, in particular when excluding negative JV CFOA within certain projects as cash advances are consumed n Large step down in order run rate: 1 MB'20 „ 3Q’19 and 4Q’19 have been ($ in millions) TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 challenged „ Sale of Technology 1 New Orders $ 1 6,650 $ 1 1,487 $ 2 1 1,969 $ 1 2,786 $ 1 2,999 $ 13,024 „ Portfolio repositioning Backlog - RPO 1 8,792 19,771 2 1,370 20,194 2 0,250 19,592 „ Assumed some orders moved to Revenue $ 8,777 $ 9,736 $ 10,369 $ 13,962 $ 1 2,943 $ 1 3,683 1Q’20 and 2Q’20 2 n 2021 and beyond have built in a book to Project Gross Profit 565 915 980 1,399 1 ,371 1 ,590 3 bill of ~1.2x to 0.9x PGP % of Revenue 6.4% 9.4% 9.5% 10.0% 10.6% 11.6% 3 n Project Gross Profit is still challenged in 4 Unallocated DOE U/(O) 249 202 199 184 190 188 1H’20 as MDR finalizes Cameron and Gross Profit 315 713 781 1 ,216 1,181 1,402 Freeport projects with no combined GP % of Revenue 3.6% 7.3% 7.5% 8.7% 9.1% 10.2% revenue R&D 35 16 13 17 18 19„ 2021 and beyond margins improve as repositioning of portfolio begins to 5 Total SG&A 266 292 244 263 234 220 show Other Operating (Inc) Exp 6 1 ,887 103 (1) (1) (1) (1) - - - - - - „ MENA project growth Operating Income $ (1,873) $ 301 $ 525 $ 938 $ 930 $ 1 ,164 n 4 Unallocated Direct Operating Expenses is OI % of Revenue -21.3% 3.1% 5.1% 6.7% 7.2% 8.5% - - - - - - both unabsorbed costs from underutilization of vessels and fabrication CFOA $ (1,095) $ (381) $ 7 211 $ 718 $ 564 $ 1,201 [1] yards and $75 to $100 million per year of Capex 96 169 155 81 58 42 bidding costs Free Cash Flow (1,191) (550) 56 637 506 1 ,159 n 5 $50 million of bonus cost not included in Adjusted Op Income (54) 386 527 938 930 1,164 2019; increased litigation costs in 2020 Adj. EBITDA $ 183 $ 533 $ 668 $ 1,088 $ 1 ,110 $ 1,327 6 n Goodwill and intangibles impairment of $1.5 billion and loss on sale of APP of CFOA $ (381) $ 211 $ 718 $ 564 $ 1,201 1 [2] $101 million; 2020 includes $50 million of JV CFOA (11) (167) (22) (30) 121 retention and $26 million of restructuring Net MDR CFOA $ (370) $ 379 $ 739 $ 594 $ 1,080 costs and Tech sale advisor costs n Proportion of Joint Venture; Project pulled 7 1. Represents proportionally consolidated portion of JV CFOA, and not MDR’s direct CFOA. Two projects received significant advanced payments cash into 2020 for DIP and no incremental cash injections are expected. More than $225 million was received in a projects JV in the first month of the project. 9 Private and ConfidentialConfidential Executive Summary (continued) ($ in millions) Consolidated 2020-2024 P&L and Key Metrics n The business plan reflects the impact of the current liquidity challenges and anticipated Chapter 11 case, as well as the sale of Tech and prospective portfolio repositioning n The projected cash flow incorporates a $300 million paydown of trade payables in 2020 n While New Orders and Backlog are lower than Financing Case due to portfolio repositioning and restructuring, MDR anticipates to return to positive FCF in ’21, in particular when excluding negative JV CFOA within certain projects as cash advances are consumed n Large step down in order run rate: 1 MB'20 „ 3Q’19 and 4Q’19 have been ($ in millions) TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 challenged „ Sale of Technology 1 New Orders $ 1 6,650 $ 1 1,487 $ 2 1 1,969 $ 1 2,786 $ 1 2,999 $ 13,024 „ Portfolio repositioning Backlog - RPO 1 8,792 19,771 2 1,370 20,194 2 0,250 19,592 „ Assumed some orders moved to Revenue $ 8,777 $ 9,736 $ 10,369 $ 13,962 $ 1 2,943 $ 1 3,683 1Q’20 and 2Q’20 2 n 2021 and beyond have built in a book to Project Gross Profit 565 915 980 1,399 1 ,371 1 ,590 3 bill of ~1.2x to 0.9x PGP % of Revenue 6.4% 9.4% 9.5% 10.0% 10.6% 11.6% 3 n Project Gross Profit is still challenged in 4 Unallocated DOE U/(O) 249 202 199 184 190 188 1H’20 as MDR finalizes Cameron and Gross Profit 315 713 781 1 ,216 1,181 1,402 Freeport projects with no combined GP % of Revenue 3.6% 7.3% 7.5% 8.7% 9.1% 10.2% revenue R&D 35 16 13 17 18 19„ 2021 and beyond margins improve as repositioning of portfolio begins to 5 Total SG&A 266 292 244 263 234 220 show Other Operating (Inc) Exp 6 1 ,887 103 (1) (1) (1) (1) - - - - - - „ MENA project growth Operating Income $ (1,873) $ 301 $ 525 $ 938 $ 930 $ 1 ,164 n 4 Unallocated Direct Operating Expenses is OI % of Revenue -21.3% 3.1% 5.1% 6.7% 7.2% 8.5% - - - - - - both unabsorbed costs from underutilization of vessels and fabrication CFOA $ (1,095) $ (381) $ 7 211 $ 718 $ 564 $ 1,201 [1] yards and $75 to $100 million per year of Capex 96 169 155 81 58 42 bidding costs Free Cash Flow (1,191) (550) 56 637 506 1 ,159 n 5 $50 million of bonus cost not included in Adjusted Op Income (54) 386 527 938 930 1,164 2019; increased litigation costs in 2020 Adj. EBITDA $ 183 $ 533 $ 668 $ 1,088 $ 1 ,110 $ 1,327 6 n Goodwill and intangibles impairment of $1.5 billion and loss on sale of APP of CFOA $ (381) $ 211 $ 718 $ 564 $ 1,201 1 [2] $101 million; 2020 includes $50 million of JV CFOA (11) (167) (22) (30) 121 retention and $26 million of restructuring Net MDR CFOA $ (370) $ 379 $ 739 $ 594 $ 1,080 costs and Tech sale advisor costs n Proportion of Joint Venture; Project pulled 7 1. Represents proportionally consolidated portion of JV CFOA, and not MDR’s direct CFOA. Two projects received significant advanced payments cash into 2020 for DIP and no incremental cash injections are expected. More than $225 million was received in a projects JV in the first month of the project. 9 Private and Confidential

Confidential

Executive Summary (continued)

($ in millions)

2021 Adj. EBITDA to CFOA Conversion

- Adj. EBITDA to CFOA variance explained primarily by Project A and Project B (positive $124.5mm PGP, negative $107mm CFOA) and Project C (positive $65.4mm PGP, negative $212.5mm CFOA)
- Project C negative cash in 2021 primarily due to pull-forward 2021 planned receipts of $160 million into 2020 to support near term liquidity. In addition, overall project included significant advance payments in early stage of project (2019-20)

2021 Adj. EBITDA to CFOA Conversion


$667.8
$(106.8)
$(124.8)
$(277.9)
$52.9
$211.3
TY'21 Adj. EBITDA
Project A
Project B
Project C
Other
TY'21 CFOA

EVERCORE KIRKLAND & ELLIS AlixPartners
10
Private and Confidential
MCDERMOTT

Progress updated as of Jan. 6, 2020

Confidential

Executive Summary (continued)

($ in millions)

MDR is pursuing cash improvements, L/C reductions, and risk mitigation enhancements across its portfolio

- The Company expects that only a portion of the gross requests will be achieved, and much of the targeted relief will be in the form of risk mitigation rather than incremental P&L benefit to the business plan

Assumed Achievable Targets


$1,084 million
$405
37%
$110
10%
$35
3%
$247
23%
$287
27%
Price Increase / Cost Recovery
L/D Relief
JV Recovery
Other De-Risking
L/C Relief

Customer Assistance Impact


$1,084MM
$903MM
Risk Mitigation
$544MM
(50%)
L/C Impact
$287MM
(27%)
P&L Impact*
$253MM
(23%)
Risk Mitigation
$400MM
(44%)
L/C Impact
$287MM
(32%)
P&L Impact*
$216MM
(24%)
Assumed Achievable Target
Achieved To Date

* P&L Impact is based off of the P&L as adjusted by the Business Plan, and the numbers stated are subject to change due to final form of assistance and actual impact

EVERCORE KIRKLAND & ELLIS AlixPartners

11

Private and Confidential

MCDERMOTT

Confidential

Executive Summary (continued)

($ in millions)

Customer Assistance – Impact on Adj. EBITDA Bridge

- While the Company is pursuing these requests, it expects that the customer assistance achieved will be significantly less than the total gross ask
  - Furthermore, a significant portion of the customer assistance is in the form of risk mitigation of the business plan and is not an incremental P&L impact to the plan
  - The net P&L impact reflected in the business plan is approximately $225 million



$290
$354
-$65
Q4'19 - Q4'20 Adj. EBITDA w/o Customer Assistance
$223
$43
$180
Adjustments
$511
$533
-$22
Q4'19 - Q4'20 Adj. EBITDA w/ Customer Assistance
Q4'19
TY'20

EVERCORE KIRKLAND & ELLIS AlixPartners 12 MCDERMOTT
Private and Confidential

Confidential

Executive Summary (continued)

($ in millions)

NCSA Cost Improvement (Q4'19 – Q4'20)

Individual Q4'19 Project Cost Increases


Freeport
$38
Cameron
$30
Project A
$25
Project B
$25
Project C
$16
Project D
$12
Project E
$8
Project F
$3
Project G
$2

Aggregate Project Cost Decrease Net of Downsides

	Q4'19	2020E	Total
Increase in Estimate at Completion[1] Project Costs	**$157**	**$--**	**$157**
Plus: Additional Downside[2]	--	62	62
Less: Financing Case Downside	(70)	(185)	(255)
MB'20 Increase / (Decrease) in Costs vs. Financing Case	**$87**	**($123)**	**($36)**

$87 million of costs originally projected to occur in 2020 were shifted forward and impacted Q4'19

However, MDR was able to decrease total project costs (on an aggregate basis) by $36 million

Does not include customer assistance concessions that are underway

1. Increases in EAC costs vs. Financing Case
2. Unidentified downside on portfolio remaining in MB'20

EVERCORE KIRKLAND & ELLIS AlixPartners
13
Private and Confidential
MCDERMOTT

Confidential

Executive Summary (continued)

($ in millions)

Q4'19 Adj. EBITDA Bridge: Financing Case to MB'20

Q4'19 Adj. EBITDA Bridge


Timing = $177 million
Impact of Current Condition = $117
$300
$200
$100
$--
($100)
$241
($19)
($24)
($47)
($87)
($13)
($16)
($22)
($79)
($65)
$43
($22)
Financing Case
1 Customer / Insurance Settlements Slipped to '20
2 Q4'19 Contingent Items Accelerated to Q3'19
3 GP Recognition Shifted to '20
4 '20 NCSA Downsides Accelerated to Q4'19
5 Other
6 SG&A and Retention
7 Cost Increases and Award Slippage
8 Standards Impact and Lower Recoveries
MB'20 Excl. Customer Assistance Plan
9 Customer Assistance Plan
MB'20

1. Cost recovery slippage from two projects - shift to Q2'20 and shift to 2020 respectively
2. Reversal of contingent items accelerated into Q3'19
3. Slippage, project delays, lower recognition and push out of contingency release
4. Financing Case downsides accelerated to Q4'19 via increased NCSA estimate at completion costs for focus projects
5. Technology segment and other immaterial changes
6. Retention bonuses, litigation, legal liabilities, software costs and SEC matter
7. Other project cost increases and slippages in Q4 awards in the Middle East
8. Impact of new TY'20 cost standards applied to projects in Q4'19; higher under recoveries due to lower fabrication activity, lower revenue and higher costs from delay in pipe fabrication divestiture
9. Impact from customer assistance plan at various projects

EVERCORE KIRKLAND & ELLIS AlixPartners
14
Private and Confidential
MCDERMOTT

Confidential

Executive Summary (continued)

Business Disruption Assumptions & Impact - Bridging the MB'20 to the Prior Financing Case

- In order to effectively evaluate the updated business plan (MB'20) relative to the Financing Case, the differences between the two forecasts have been categorized into the following groups:

1. **Portfolio Repositioning –** Includes the wind-down of the power portfolio, risk-mitigated LNG bidding and reduced bidding on working capital-heavy projects
2. **Customer Assistance –** Includes additional advances of in-quarter receipts or customer concessions. Requests include:
   - Increased Contract Price, L/D Relief, JV Recovery and L/C Relief
3. **Sale of Technology –** Financial contribution excluded given the assumption for 100% sale of Technology
4. **Technology Pull Through –** A conservative estimate assuming 100% loss of all targeted projects (17) differentiated by the Technology business
   - A relatively minor impact in 2020 – 2021 but with a rising impact going forward
5. **Restructuring / Timing / Other –** Collectively includes the following adjustments:
   - **Loss/Delay of Expected New Order Awards:** Both current projects and new awards that are specifically impacted by the current financing and pending restructuring process
     - Loss of expected new order awards as a result of restructuring
     - Project delays that drive liquidated damage claims that will directly offset profits near project completion
   - **Excessively Stretched Vendors:** Increase in estimated project costs, LDs and operational impacts to alleviate stretched accounts payable, mitigate risk of project disruptions and normalize operations
   - **Opportunity Lost for Contingencies:** Previously anticipated opportunities to realize cost savings on existing projects that have been negated by the pending restructuring process
     - Decreased opportunity for existing projects to realize contingencies, decreased costs, marine campaign savings or any final project close savings

EVERCORE KIRKLAND & ELLIS AlixPartners 15 MCDERMOTT
Private and Confidential

Confidential

Executive Summary (continued)

($ in millions)

2020-2021 Bridge to the Financing Case - Orders

- Order intake in the business plan during 2020 and 2021 is $6,028 and $7,044 million lower, respectively, vs. the Financing Case
  - Only select orders expected to be secured during the Chapter 11 case followed by order recovery in the second half of 2020
  - Sale of Technology and loss of related pull through orders
  - Portfolio repositioning resulting in a narrower bid focus on Offshore, Petrochem, Tanks, and select, risk-mitigated LNG
- The forecast orders are dependent upon MDR's ability to provide clarity on the Company's path forward and provide assurance that the Company will execute on its projects

2020E New Order Awards Bridge


$17,515
($2,840)
($734)
($2,453)
$11,487
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

2021E New Order Awards Bridge


$19,012
($3,850)
($1,187)
($360)
($1,646)
$11,969
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

EVERCORE KIRKLAND & ELLIS AlixPartners
16
Private and Confidential
MCDERMOTT

Confidential

Executive Summary (continued)

($ in millions)

2020-2021 Bridge to the Financing Case - Revenue

- Revenue in the business plan in 2020 and 2021 is $2,737 and $3,933 million lower, respectively, vs. the Financing Case
  - Similar to the order intake, forecast revenue in 2020 and 2021 is impacted by the loss and deferral of new orders as a result of the Chapter 11 case. This impact was not reflected in the base Financing Case
  - Revenue is further impacted by the sale of Tech, loss of associated pull-through, and the repositioning to a narrower, risk-mitigated portfolio

2020E Revenue Bridge


$12,473
($485)
$153
($597)
Impact from Q3 and Q4 of 2019 work shifting and prospective work lost
($1,808)
91% in backlog
$9,736
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

2021E Revenue Bridge


$14,303
($605)
$22
($1,146)
($28)
Same impact in 2021 as the dip in orders manifests
($2,177)
62% in backlog
$10,369
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

EVERCORE KIRKLAND & ELLIS AlixPartners
17
Private and Confidential
MCDERMOTT

Confidential Executive Summary (continued) ($ in millions) 2020-2021 Bridge to the Financing Case – Project Gross Profit 2020E Project Gross Profit Bridge $179 $1,238 ($31) ($204) $87 $915 ($354) Financing Case Portfolio Customer Sale of Technology Restructuring / Timing Accelarated MB'20 Repositioning Assistance Technology Pull-Through / Other Downside to Q4'19 2021E Project Gross Profit Bridge $1,567 $4 ($54) ($353) ($3) $980 ($181) Financing Case Portfolio Repositioning Customer Sale of Technology Restructuring / Timing / MB'20 Assistance Technology Pull-Through Other 18 Private and ConfidentialConfidential Executive Summary (continued) ($ in millions) 2020-2021 Bridge to the Financing Case – Project Gross Profit 2020E Project Gross Profit Bridge $179 $1,238 ($31) ($204) $87 $915 ($354) Financing Case Portfolio Customer Sale of Technology Restructuring / Timing Accelarated MB'20 Repositioning Assistance Technology Pull-Through / Other Downside to Q4'19 2021E Project Gross Profit Bridge $1,567 $4 ($54) ($353) ($3) $980 ($181) Financing Case Portfolio Repositioning Customer Sale of Technology Restructuring / Timing / MB'20 Assistance Technology Pull-Through Other 18 Private and Confidential

Confidential

Executive Summary (continued)

($ in millions)

2020-2021 Bridge to the Financing Case – Adjusted EBITDA

- Adjusted EBITDA in the business plan in 2020 and 2021 is $441 and $632 million lower, respectively, vs. the Financing Case
  - Forecast adjusted EBITDA in 2020 and 2021 is impacted by the loss and deferral of new orders and increased cost of projects delays as a result of the Chapter 11 case
  - Adjusted EBITDA is further impacted by the sale of Tech, loss of associated pull-through, and the repositioning to a narrower, risk-mitigated portfolio

2020E Adj. EBITDA Bridge


Impact from lost revenue per page 15 and $97 million under-absorption, offset by cost reductions
$975
($31)
$179
($199)
($478)
$87
$533
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
Accelarated Downside to Q4'19
MB'20

2021E Adj. EBITDA Bridge


$1,300
($54)
$4
($308)
($14)
$85 million under-absorption
($260)
$668
Financing Case
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

EVERCORE KIRKLAND & ELLIS AlixPartners
19
Private and Confidential
MCDERMOTT

Confidential

Executive Summary (continued)

($ in millions)

2020-2021 Bridge to the Financing Case – CFOA

2020E CFOA Bridge


$205
$424
$58
$250
($202)
($1,116)
($381)
Financing Case
Cash Interest on Funded Debt[1]
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

2021E CFOA Bridge


$905
$386
($545)
($65)
($350)
($21)
($99)
$211
Financing Case
Cash Interest on Funded Debt[1]
Portfolio Repositioning
Customer Assistance
Sale of Technology
Technology Pull-Through
Restructuring / Timing / Other
MB'20

1. Cash interest expense from funded debt (revolving credit facility, term loan and senior notes) removed as it is not factored into the MB'20

EVERCORE KIRKLAND & ELLIS AlixPartners
20
Private and Confidential
MCDERMOTT

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential

Fundamental Operating Assumptions

MB'20 has been prepared on a granular bottom's up basis taking into consideration the Company's current financial situation with customers and vendors, which has been impacted by record low bookings, loss of contract awards, and significant vendor stress and project disruptions

- While the Company's detailed budgeting process was utilized to formulate these projections, a number of key operating principles were considered in order to develop MB'20 as noted below
- These key operating principles are essential to understanding the assumptions and management's perspective as to what conditions are necessary to achieve these projections

Case Assumptions	
	■ Consensual reorganization plan reached with first-lien lenders and as many junior stakeholders resulting in either a pre-arranged / pre-packaged Chapter 11 filing ■ MB'20 assumes message to customers can include 1) MDR's future has certainty beyond Chapter 11; 2) the objective of the Chapter 11 process is to effectuate the sale of Tech and delever the balance sheet; 3) MDR will emerge with a normalized capital structure and access to liquidity to support execution of projects ■ 100% of MDR's interest in Tech sold with no continuing strategic alliance providing no EPC pull-through benefits ■ Expected Case duration of 3 to 4 months with a January 15, 2020 illustrative filing date; Alternative Case adds two additional months to illustrate additional credit support requirements for operations ■ Neither the Expected Case or Alternative Case are meant to illustrate the time required to close a Tech sale, which will be depend upon the buyer and regulatory approval requirements ■ No impairment of trade payables and assumes adequate liquidity to maintain normalized vendor payments throughout duration of case ■ Limited order intake during the 1H 2020 consistent with current results, but assume orders can be booked during the Chapter 11 process if the message about certainty is clear and without any material risk of success ■ MB'20 does assume a robust recovery in 2H 2020

EVERCORE KIRKLAND & ELLIS AlixPartners
21
Private and Confidential
MCDERMOTT

Confidential

Fundamental Operating Assumptions

Business Plan Foundations	▪ MB'20 and future bookings based on portfolio repositioning focused on Offshore/Subsea, Onshore EPC portfolio focused on Petro-Chem with a linkage to technology and FEED, more selective/de-risked LNG projects, as well as Tanks ▪ Bottom-up analysis created on a project-by-project basis, reflecting backlog roll-off and new order forecasts, with both business segment and geographic region drill down ▪ No strategic alliance/benefit assumed with Tech buyer, resulting in reduced order intake due to removal of Tech-related pull through from budget ▪ Presented largely on an unlevered basis with no funded debt beginning January 1, 2020 ▪ Assumes ability to achieve projected customer concessions and targeted fixed cost reductions
Vendor Assumptions	▪ Assumes First Day Order relief is granted to pay ~$900 million of pre-petition trade payables including lienholders and foreign vendors. DIP budget assumes payments in accordance with current practice (i.e. no paydown immediately after order is granted) ▪ Cash flows assume ability to maintain vendors at approximately 60 day terms with no contraction of terms during case ▪ Post-Effective minimum liquidity includes an assumption for an approximately $300 million permanent paydown of trade payables to ensure sustainable go-forward trade payables for the business

EVERCORE KIRKLAND & ELLIS AlixPartners
22
Private and Confidential
MCDERMOTT

Confidential

Fundamental Operating Assumptions (continued)

Customer Assistance	■ Over $200 million of profit improvement and $250 million of L/C reduction is incorporated into the business plan
	■ Concessions include several levers, many of which provide de-risking benefits and margin protection rather than incremental gross margin:
	  ■ Risk mitigation and margin protection such as L/D waivers, contract amount increases offsetting cost incurred and included in most recent EAC projections
	  ■ L/C relief such as accelerated run off and step-downs
	  ■ Gross Profit Improvements such as contract amount increases, confirmation/acceleration of change orders not currently forecasted, offsets to existing L/D's incurred
	  ■ Impact on the Plan reflects expected concessions or actual agreements and not the gross ask
	■ Assumes ability to provide assurances to customers that MDR will assume contracts and complete projects in exchange for required concessions

Order In-Take Assumptions	■ Assumes ability to execute Chapter 11 as a pre-packaged / pre-arranged case, and that select new orders are secured during the pendency of the case, with return to normalized new order pattern starting 2H'20 ■ Normalized order intake reduced vs. Financing Case due to sale of Tech and related pull-through, as well as narrower, risk-mitigated bidding focus within the Onshore EPC segment

EVERCORE KIRKLAND & ELLIS AlixPartners
23
Private and Confidential
MCDERMOTT

Confidential

Fundamental Operating Assumptions (continued)

Comparison to Financing Case	▪ In contrast to the current business plan, the base Financing Case assumed: ▪ Stability in the supply chain, with no adverse impact from vendors on operations ▪ No sale of Tech and loss of pull-through ▪ No change to strategic framework relative to LNG and Power ▪ No consideration of a potential Chapter 11 filing ▪ No management and employee distractions due to distress from current situation ▪ Continued support from the customer base, with sustained new orders ▪ MB'20 for 2020 and 2021 is broadly in line with Chapter 11 scenarios which were prepared and shared as part of the Strategic Alternatives presentation on November 11, 2019
DIP Assumptions	▪ Underlying cash flow requirements based on the business plan with no further adjustments to business assumptions ▪ Incorporates estimated administrative costs associated with Chapter 11 process ▪ Vendor assumptions include no impairment of trade, First Day Order relief of ~$900 million and no contraction in trade terms ▪ L/C (including bi-lats) and surety requirements : ▪ All L/Cs for new projects assumed to be placed on the DIP as well as all renewals of secured L/Cs ▪ Assumes continued renewals of expiring bilateral L/Cs ▪ Assumes continued renewals of expiring surety bonds
Pull Through Assumptions	▪ Business plan assumes 100% of Tech is sold and no benefit from a commercial arrangement with the buyer ▪ All orders related to pull through have been removed from the business plan

EVERCORE KIRKLAND & ELLIS AlixPartners
24
Private and Confidential
MCDERMOTT

Confidential

MB'20 Business Plan Development Process

MB'20 provides more granular details than the Financing Case and has been updated through a rigorous process to reflect MDR's current perspective on bookings, backlog and the overall market outlook

- The MB'20 utilized a bottoms-up analysis created on a project-by-project basis, reflecting backlog roll-off and forecasted new orders
  - Forecast orders for Onshore EPC and Offshore / Subsea were done on a binary basis (assumed either won or lost) with no partial win assumptions
  - Forecast orders for Tanks were done on a binary basis for large orders and a probability weighted basis for mid-to-small orders
- Process started in October with initial selection of forecast orders by the areas, followed by multiple rounds of review and resubmission with Executive management, with the final budget reviewed by the Board in December
- The MB'20 includes visibility into MDR's business segments (in addition to geographic areas) and includes revenue, project gross profit and cash flows

Business Plan Comparison: MB'20 vs. Financing Case

Description	Financing Case	Updated Business Plan (MB'20)
Process	Mid-year update	More robust and detailed annual budget process
Date of Forecast	Prepared in July / August 2019	Latest View (Nov / Dec 2019)
Forecast Detail *(Revenue, PGP and CFOA)*	Quarterly (2020) Annual (2021-2024)	Monthly (2020) Quarterly (2021) Annual (2022-2024)
Cash Flow Detail	Summary cash flow information	Cash flow detail
Presentation	Areas	Areas and business segments

EVERCORE KIRKLAND & ELLIS AlixPartners
25
Private and Confidential
MCDERMOTT

Confidential Customer Perspective The case assumes that MDR is able to retain backlog and achieve some limited awards during the pendency of the case, with a quick recovery in orders after emergence n Given that customer awards are large and lumpy any variance in these assumptions could have a significant impact on the forecast n MDR’s customer base has expressed concern, and this has translated into some losses of projects previously awarded or work where the company was the front-runner n There has been an extensive campaign of education and transparency of our current situation; there has been engagement at both Project and Senior Executive levels with our clients n The following table illustrates current opportunities that have either been lost or are expected to be lost by end January 2020 Lost bids and projects at risk represent over $3bn of revenue opportunity 26 Private and ConfidentialConfidential Customer Perspective The case assumes that MDR is able to retain backlog and achieve some limited awards during the pendency of the case, with a quick recovery in orders after emergence n Given that customer awards are large and lumpy any variance in these assumptions could have a significant impact on the forecast n MDR’s customer base has expressed concern, and this has translated into some losses of projects previously awarded or work where the company was the front-runner n There has been an extensive campaign of education and transparency of our current situation; there has been engagement at both Project and Senior Executive levels with our clients n The following table illustrates current opportunities that have either been lost or are expected to be lost by end January 2020 Lost bids and projects at risk represent over $3bn of revenue opportunity 26 Private and Confidential

12/14/19: Updated Confidential Potential Bookings 2020 ($ in millions) n The below customers have been fully engaged throughout the current MDR situation. The situation with MDR will likely be improved once MDR has a ‘story’ to tell. This is the current status with the main Clients for the 2020 prospect forecasts: n Woodside – have come out publicly supporting MDR, and are proactively looking at mechanisms to keep MDR involved on the project; FID expected in June / July n Customer A – Whilst having asked for a partner to come in with MDR, they are still standing by MDR for 50% of the project and have delayed FID until April n Customer B – FID is not expected until June / July of 2020; they have stated MDR should continue with the FEED n Customer C – Have awarded Tech and FEED recently. MDR expected to continue with the FEED through whatever process n Customer D – A process will be an issue for them, but they have remained fully engaged and will award as soon as MDR can satisfy them of our stability MDR’s customers are being met with to put their concerns at ease. MDR is working to ensure MDR is transparent and that their understanding of the situation is accurate and up to date. Customers are in the mindset that MDR will become stronger than before after this situation has passed. 27 Private and Confidential12/14/19: Updated Confidential Potential Bookings 2020 ($ in millions) n The below customers have been fully engaged throughout the current MDR situation. The situation with MDR will likely be improved once MDR has a ‘story’ to tell. This is the current status with the main Clients for the 2020 prospect forecasts: n Woodside – have come out publicly supporting MDR, and are proactively looking at mechanisms to keep MDR involved on the project; FID expected in June / July n Customer A – Whilst having asked for a partner to come in with MDR, they are still standing by MDR for 50% of the project and have delayed FID until April n Customer B – FID is not expected until June / July of 2020; they have stated MDR should continue with the FEED n Customer C – Have awarded Tech and FEED recently. MDR expected to continue with the FEED through whatever process n Customer D – A process will be an issue for them, but they have remained fully engaged and will award as soon as MDR can satisfy them of our stability MDR’s customers are being met with to put their concerns at ease. MDR is working to ensure MDR is transparent and that their understanding of the situation is accurate and up to date. Customers are in the mindset that MDR will become stronger than before after this situation has passed. 27 Private and Confidential

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential

MDR Integrated Business Model: Maximizing Value

1

- **Focused on a selected group of long-term, valuable customers…**
  - Customer focus: 5-10 customers represent 90% of backlog, highly selective bidding process

2

- **…stabilizing operations by de-risking the current portfolio and targeting future backlog in core products…**
  - Increasing liquidity: Engaging customers and achieved $903M of improvement to date
  - Stabilizing Operations: Focus projects ending, remaining portfolio is young, proactive de-risking underway, opportunity growth to harvest contingencies (targeting 2% increase in GP across project life beyond 2020)

3

- **…creating value by integrating our technology partnerships, FEED, smart modularization and fabrication…**
  - Integration with Technology partner: Potential $255M of longer-term run rate annual operating income pull through for MDR
  - Integration with MDR Operations FEED, smart modularization, fabrication and Marine assets

4

- **producing predictable returns and stable free cash flow with a lean, accountable organization.**
  - Lean organization with clear accountability: significant cost improvement opportunity beyond 2020

EVERCORE KIRKLAND & ELLIS AlixPartners
28
Private and Confidential
MCDERMOTT

Confidential 1 Top 7 Customers Are 82% of Current Backlog % of backlog 82% 10% 8% 120 revenue 100% 100 1% 1% 1% 1% 2% 2% 2% 4% 80 4% 4% 6% 17% 60 20% 40 28% Customer concentration expected to further increase in future 20 0 Others Total % of 10% 11% 79% customers Source 1. Based on backlog revenue as of September 2019 Note: Total may not sum due to rounding. Includes backlog revenue for offshore, LNG, downstream, and tanks product lines only, but not technology. Projects without customer information corresponding to 7% of future revenue is not included. Numbers are based on MDR share of CV 29 Private and ConfidentialConfidential 1 Top 7 Customers Are 82% of Current Backlog % of backlog 82% 10% 8% 120 revenue 100% 100 1% 1% 1% 1% 2% 2% 2% 4% 80 4% 4% 6% 17% 60 20% 40 28% Customer concentration expected to further increase in future 20 0 Others Total % of 10% 11% 79% customers Source 1. Based on backlog revenue as of September 2019 Note: Total may not sum due to rounding. Includes backlog revenue for offshore, LNG, downstream, and tanks product lines only, but not technology. Projects without customer information corresponding to 7% of future revenue is not included. Numbers are based on MDR share of CV 29 Private and Confidential

Confidential

2 Focus Projects Are Nearing Completion On or Ahead of Schedule

Ahead of schedule

LNG Specialized		Train 1	Train 2	Train 3
Cameron	Mechanical comp.	✅	✅	11
	Ready for start-up	✅	✅	13
	Initial production	✅	✅[1]	16
	Substantial completion	✅	✓	✓
Freeport	Initial production	✅	✅	✓
	Substantial completion	✅	✓	✓

Power		MCPS	LCPS	SCPS
Entergy	Back feed	90	61	7
	Mech. Complete	✓	✓	✓
	Substantial completion	164	46	8

✅ Completed ✓ On track # Days ahead of plan

Driven by operational performance

Cameron

- **80%** Reduction in punch items
- **2-3X** Higher loop test completion rate
- **15%** Higher electrical & instrumentation completion

Freeport

- **50%** Reduction in Train 2 vs. Train 1 equipment trips
- **3X** Increase in loop checks Train 3 vs. Train 1
- **50%** Increase in fireproofing installation Train 3 vs. Train 1

Entergy

- Improving based on previous build experience
- Experienced Entergy crews hired to complete project
- Forecasting accuracy improved

1. Update since December 18th presentation: achieved 20 days ahead of schedule on December 21, 2019

EVERCORE KIRKLAND & ELLIS AlixPartners
30
Private and Confidential
MCDERMOTT

Confidential 2 Future Portfolio is Young, >75% of Backlog is <25% Complete Portfolio is young…creating opportunity to improve performance going forward 100% 4.8% 7.5% 90% 11.4% 8.4% 80% 7.2% 8.4% 70% 60% 50% 40% 76.6% 75.7% 30% 20% 10% 0% Current Backlog Revenue Current Backlog GP <25% 25 - 50% 50 - 75% >75% 31 Private and Confidential % of completionConfidential 2 Future Portfolio is Young, >75% of Backlog is <25% Complete Portfolio is young…creating opportunity to improve performance going forward 100% 4.8% 7.5% 90% 11.4% 8.4% 80% 7.2% 8.4% 70% 60% 50% 40% 76.6% 75.7% 30% 20% 10% 0% Current Backlog Revenue Current Backlog GP <25% 25 - 50% 50 - 75% >75% 31 Private and Confidential % of completion

Confidential 2 ($ in millions) Actions to De-Risk Creating Potential for Higher Gross Profit November 2019 status +$539 $1,832 Mitigate $415 $1,294 Increase $983 ($859) Capture Current Backlog GP Risk Contingency Opportunity Current Upside Potential Source: MDR’s business plan 32 Private and ConfidentialConfidential 2 ($ in millions) Actions to De-Risk Creating Potential for Higher Gross Profit November 2019 status +$539 $1,832 Mitigate $415 $1,294 Increase $983 ($859) Capture Current Backlog GP Risk Contingency Opportunity Current Upside Potential Source: MDR’s business plan 32 Private and Confidential

Confidential

2 Portfolio Repositioning from Bid through Execution

	Offshore ME	Offshore Selective Subsea	LNG Specialized	Refining & Petchem.	Tanks
Subject to "no bid" or high level of scrutiny	Projects with no MDR Main Installation vessel involvement	Projects with no MDR Main Installation vessel involvement	Fully 100% EP+C Lumpsum contracts with no partner involvement	LSTK Projects without technology partner or FEED participation	Projects with poorly defined scope at contract signing
			LSTK Stick builds unless partner/or material risk mitigation of Construction in place	LSTK Stick builds unless partner/or material risk mitigation of Construction in place	
Product line specific de-risking actions	Strong relationships	Bespoke	Limited construction risk	Lummus exclusive partnership	Independent P&L responsibility
	In house fabrication & installation assets	Acceptable margin v recovery balance	FEED ; Modularisation where possible	FEED	Fit for purpose operating procedures
	Track record/repeatable	Io/FEED partnerships	Partners – segmented risk		Diverse portfolio

EVERCORE KIRKLAND & ELLIS AlixPartners
33
Private and Confidential
MCDERMOTT

Confidential

3 Customers Want Technology/FEED Integrated with EPC

Most important customer needs determined by '19 customer survey conducted by BCG

- Superior process technology
- Competitive pricing
- Reliable, capable technical support
- Collaboration with customers on unique requirements
- Integrated Technology/FEED with EPC

% customers rated criteria important or very important


1
90%
2
85%
3
75%
4
60%
5
55%

Source: BCG Process Technology Decision-Maker Survey (May 2019)
Note: n=80 respondents; Q: Think back to the last time when you evaluated or worked with a process technology supplier. How important were the following attributes for evaluating the process technology supplier?

EVERCORE KIRKLAND & ELLIS AlixPartners 34 MCDERMOTT
Private and Confidential

Confidential

3 Critical Steps to Integrated Delivery Model

Win IT → **Do IT** → **Run IT**

- **A** Exclusive technology partnership
- **B** FEED & io strategy
- **C** Smart Modularization
- **D** Fabrication Yards
- **E** Marine fit for purpose
- **F** Technical and digital services

1. Shape projects – set technology specs and complete feasibility study
2. Design FEED with Smart Modularization and fabrication built into execution plan, cost estimation and schedule
3. Define advanced work packages (AWPs) for fabrication and materials, including predictable site installation
4. Design modules to minimize cost - pre-commissioning
5. Plan for Marine Capacity to align with project schedules
6. Ensure Continuity of EPC project team and vendors across project life
7. Offer optimization service (e.g., digital twin, Ops practices)

16 FEED Projects in 2018 → **$2B** Potential Pull Through

EVERCORE KIRKLAND & ELLIS AlixPartners
35
Private and Confidential
MCDERMOTT

Confidential

3 MDR Differentiated from Competitors through Integrated Business Model

	Worley	FLUOR	BECHTEL	TechnipFMC	KBR	MCDERMOTT
Technology	Very limited presence in offshore and downstream	No presence	Strong presence only in LNG field	Especially strong in downstream technology: Hydrogen, polymers (e.g., polystyrene, PET, PTT), and ethylene	Highly mature in technologies field with a strong presence in all areas: offshore, downstream, and LNG	Best in class technology partnership in downstream and LNG coupled with offshore/subsea capability
FEED & io Strategy	Notable presence and experience in all areas except LNG	Good level of FEED capabilities concentrated on onshore and downstream	Notable presence and experience in all areas except offshore oil & gas	High capability in providing FEED	Best in class FEED capabilities in all areas: offshore, downstream and LNG. Known primarily with FEED capabilities	Highly capable in providing FEED in all areas: offshore, downstream and LNG
Smart Modularization	Limited smart modularization experience, highly focused on offshore field	Relatively limited smart modularization capabilities and experience	Has notable track record in LNG field but not in other areas	Very limited track record	Strong track record of smart modularization in especially in offshore, downstream and LNG	Using extensive offshore experience for onshore projects
Fabrication Yards	Limited presence	Has a fabrication yard in China. Relatively low capability but high potential for future due to their current LNG project	Has no fabrication yard but it has a notable experience in leveraging other players' fabrication yards	No presence	Previously they had a fabrication yard but they have closed. Good track record in LNG	Has 4 fabrication yards all around the world. Strong capabilities in all areas: offshore, onshore, downstream, and LNG
Marine Fit for Purpose	No presence	No presence	No presence	Has notable presence in marine field	No presence	Operates a fleet of construction and multi-service vessels.

Scale: 0 1 2 3 4 — N/A, Nascent, Advanced

Source: MDR Management

EVERCORE KIRKLAND & ELLIS AlixPartners
36
Private and Confidential
MCDERMOTT

Confidential

3 Higher Fab Yard Utilization in 2020 Reducing Unallocated Overheads


Local content
Altamira
bp
ExxonMobil
Baystar
TOTAL
NOVA Chemicals
BOREALIS
Local content
saudi aramco
Dammam
Jebel Ali
Large scale Asian, Onshore
QMW
ExxonMobil
Batam
ONGC
Qatar Petroleum
TOTAL
saudi aramco
Large scale Asian, Offshore

$58M improved Utilization in 2020

Source: MDR, BCG analysis

EVERCORE KIRKLAND & ELLIS AlixPartners
37
Private and Confidential
MCDERMOTT

Confidential

3 2020 PED Operations Cost Improvement of ~$55M Compared to 2019

($ in millions)


$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$152.5
($57.6)
Increased utilization of existing yards
($25.2)
Increased activity / recovery
($21.0)
Cost improvement from Jebel Ali and PED
$6.7
$9.1
Lower overhead costs passed on to projects as revision to standard rates
$13.7
High overhead in Marine driven by low utilization of Amazon
$19.7
Lower project allocations passed on to projects
$97.9
2019 Total unallocated DOE
Fabrication
PED Support
Cost improvement
Construction
Engineering + Allocation
Marine
Corp PED
2020 Planned unallocated DOE

Concerted cost reduction effort being driven by PED / Operations

EVERCORE KIRKLAND & ELLIS AlixPartners
38
Private and Confidential
MCDERMOTT

Confidential

4 Significant Cost Savings Opportunities Beyond 2020

Further opportunities exist across the organization

- *Top quartile functional costs*
- *Flat, lean organization structure*
- *Utilization increase(engineering, fab, marine)*
- *Automation and digital process improvement*


PED Overhead Costs
Indirect Costs
2020 expense ($M)
$269.2
$193.2
$173.6
$101.3
$16.1
($4.3)
$749.1
$292.0
$95.0
$1,136.1
Marine
Engineering
Fabrication
PMC + SCM
Construction
Other costs (net of DOE allocations)
PED Total
SG&A
Bid support
Total cost enevelope

1. IT and other functional costs included in PED costs Note : All figures include corporate PED costs
Source : PED Master Budget Round 3

EVERCORE KIRKLAND & ELLIS AlixPartners
39
Private and Confidential
MCDERMOTT

Confidential

4 Summary: Integrated Business Model will Maximize MDR Value

1. Focused on a selected group of long-term, valuable customers…

2. …stabilizing operations by de-risking the current portfolio and targeting future backlog in core product lines…

- Offshore[1] ME
- Offshore Selective
- LNG Specialized
- Refining & Petrochemicals.
- Tanks

3. …creating value by integrating our technology partnerships, FEED, smart modularization and fabrication capabilities…

Win IT → **Do IT** → **Run IT**

- Tech partnership pull through
- FEED & io strategy
- Smart Modularization
- Fabrication Yards
- Marine fit for purpose
- Technical and digital services

Restructured Lean, Accountable Operating Model

4. producing predictable returns and stable free cash flow from a lean, accountable organization.

EVERCORE KIRKLAND & ELLIS AlixPartners
40
Private and Confidential
MCDERMOTT

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential

Revenue and Backlog Cycle

($ in millions)

MDR is ending the fourth quarter with near record backlog of nearly $20 billion, representing more than 90% of 2020 revenue and over 60% of 2021 revenue

- The Company also has a robust pipeline of opportunities across its product offering, with over $60 billion in work expected to be bid for 2020
- While MDR has a very strong backlog and order pipeline, these opportunities are at risk given the prospect of a Chapter 11 filing and uncertainty around the future of MDR
  - A strong message to customer regarding the limited financial nature of the Chapter 11 is critical, messaging that it is limited to a balance sheet restructuring and a means to effectuate the Tech sale
  - Customers need assurances that MDR will quickly emerge with sufficient liquidity and will continue to execute on its existing backlog
- MDR's intends to narrow its future bidding focus significantly vs. the Financing Case
  - The sale of Tech, coupled with the wind-down in Power and the more selective LNG focus has reduced the bidding pipeline and expected future new orders
  - MDR's primary bidding focus is on Offshore, Petrochem, Tanks, and risk-mitigated LNG

EVERCORE KIRKLAND & ELLIS AlixPartners 41 MCDERMOTT
Private and Confidential

Confidential

Backlog Roll-off

($ in millions)

While 90% of 2020 revenue is secured in backlog, clarity on MDR's path forward and project execution assurances are critical to maintain this backlog as well as secure new orders to fill in future revenue not in backlog

- Over 90% and 60% of 2020 and 2021 revenue, respectively, secured in backlog
  - In comparison, MDR had only secured ~65% and 25% of 2019 and 2020 revenue, respectively, at the end of 2018

Backlog Roll-off and Forecasted New Orders (2020 – 2024)


$9,736
$838
(9%)
$8,898
(91%)
$10,369
$3,909
(38%)
$6,460
(62%)
$13,962
$10,612
(76%)
$3,349
(24%)
$12,943
$11,432
(88%)
$1,511
(12%)
$13,683
$12,870
(94%)
$812
(6%)
2020
2021
2022
2023
2024
Backlog
New Orders

Source: MDR's business plan

EVERCORE KIRKLAND & ELLIS AlixPartners
42
Private and Confidential
MCDERMOTT

Confidential

Total Backlog as of Q3 2019

($ in millions)

Total backlog as of September 30, 2019 exceeded $20 billion

- Diversification among product line and geographies
- More than 40% of existing backlog not expected to run off until after 2020

Total Backlog as of Q3 2019

Total Backlog


$20,085
2022+
$4,180
(21%)
TY'21
$4,796
(24%)
TY'20
$8,588
(43%)
Q4 2019
$2,521
(13%)
Total Backlog

By Segments


$592
3%
$1,190
6%
$2,389
12%
$6,563
33%
$20.1
Billion
$9,022
45%
$329
1%
LNG
Power
Offshore
Downstream
Tech
Tanks

By Area


$592
3%
$1,632
8%
$7,615
38%
$6,464
32%
$20.1
Billion
$3,782
19%
NCSA
EARC
MENA
APAC
Tech

Source: Information as of Q3 2019

EVERCORE KIRKLAND & ELLIS AlixPartners
43
Private and Confidential
MCDERMOTT

Confidential

New Order Awards

($ in millions)

Quarterly New Orders – Actuals and Forecast

- New orders awarded in Q1 and Q2 2020 would be impacted during the duration of Chapter 11 proceeding (through April 2020), Orders are expected to recover post-emergence during the second half of 2020
- The ability of MDR to secure awards and retain backlog during the case is dependent upon having a strong message that the Company has a path forward, including that the case is limited to a quick financial restructuring and that the Company is continuing to support its existing backlog


New Order Awards
$6,670
$7,306
$1,659
$1,016
$958
$2,803
$3,509
$4,217
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Chapter 11 period

EVERCORE KIRKLAND & ELLIS AlixPartners
44
Private and Confidential
MCDERMOTT

Confidential

Updated View of Financial Impact from Technology Pull-Through

($ in millions)

Management estimates that ~$255 million in run-rate operating income will be lost due to the sale of the Technology segment

- Management utilized a bottoms-up approach to update its view on the impact that Technology pull-through has on the business
- 17 potential future projects were excluded from the MB'20 assuming a full separation of the Technology segment in 2020
  - 7 in EARC, 4 in NCSA, 4 in APAC and 2 in MENA
  - Financing Case identified 22 future projects
- Management estimates that MDR will forgo ~$255 million in run-rate operating income assuming a full loss of all Technology pull-through
  - Depending on the eventual buyer, a material portion of this estimate may still be realizable by pro forma MDR

Overview of EPC Pull-Through from Technology

Analysis assumes little to no impact to 2020E awards

New Orders Foregone (by Project)

Project	Region	2021E	2022E	2023E	2024E
Project A	NCSA	$200	$440	$220	$430
Project B	APAC	400	–	–	–
Project C	APAC	–	600	–	–
Project D	APAC	–	–	500	–
Project E (Various)	APAC	–	–	–	489
Project F (Various)	MENA	–	–	1,200	1,500
Project G (Various)	EARC	–	1,100	300	1,200
Management Adjustment	APAC	(240)	(360)	(300)	–
Total Orders Foregone		**$360**	**$1,780**	**$1,920**	**$3,619**

Financial Impact from Loss of Technology Pull-Through

	2021E	2022E	2023E	2024E
Revenue Foregone	$28	$204	$1,089	$2,043
Project Gross Profit Forgone	$3	$20	$111	$217
% Margin	*10%*	*10%*	*10%*	*11%*
Unallocated Direct Operating Expenses	11	16	26	37
Operating Income Foregone	$14	$36	$137	$255
% Margin	*49%*	*17%*	*13%*	*12%*
Cash Flow from Operating Activities Forgone	$21	$113	$149	$236

EVERCORE KIRKLAND & ELLIS AlixPartners
45
Private and Confidential
MCDERMOTT

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential

Overview of Business Segments

($ in millions)

MCDERMOTT

FY 2020E MB'20 Financials


Offshore / Subsea
(largely legacy MDR)
Onshore EPC
(largely legacy CB&I)
Tanks
Segment Revenue
Y/Y Growth
(9%) 52% 2% 16%
$5,544 $5,022 $7,655 $7,813 $9,083
2020 2021 2022 2023 2024
Y/Y Growth
45% 17% (24%) (16%)
$3,130 $4,545 $5,321 $4,035 $3,378
2020 2021 2022 2023 2024
Y/Y Growth
(6%) 23% 11% 12%
$857 $803 $986 $1,096 $1,222
2020 2021 2022 2023 2024
Project Gross Profit
Margin
8% 9% 11% 10% 10%
$468 $459 $838 $795 $944
2020 2021 2022 2023 2024
Margin
9% 9% 8% 10% 13%
$267 $390 $415 $405 $441
2020 2021 2022 2023 2024
Margin
11% 16% 15% 16% 17%
$94 $132 $146 $170 $206
2020 2021 2022 2023 2024
Adj. EBITDA
Margin
5% 7% 9% 9% 9%
$275 $337 $725 $699 $829
2020 2021 2022 2023 2024
Margin
5% 6% 6% 8% 11%
$172 $272 $298 $322 $373
2020 2021 2022 2023 2024
Margin
2% 7% 7% 8% 10%
$17 $58 $64 $88 $124
2020 2021 2022 2023 2024

EVERCORE KIRKLAND & ELLIS AlixPartners
46
Private and Confidential
MCDERMOTT

Confidential

Overview of Business Segments (cont'd)

($ in millions)


MCDERMOTT
FY 2020E MB'20 Financials
Offshore / Subsea
(largely legacy MDR)
Onshore EPC
(largely legacy CB&I)
Tanks
Cash Flow from Operations¹
$409
$359
$746
$562
$818
$170
$188
$547
$385
$628
2020
2021
2022
2023
2024
$624
$67
$260
$278
($400)
$115
$175
$540
($72)
($504)
Pre-Corporate Allocation
$123
$130
$96
$141
$112
$115
$81
$128
($14)
($26)
Backlog
$9,951
$12,542
$13,719
$12,688
$10,658
$8,722
$7,489
$5,025
$6,056
$7,441
$1,097
$1,339
$1,450
$1,506
$1,493

1. Onshore 2021 CFOA includes $167 million drawdown of cash already prefunded into various projects and JVs

EVERCORE KIRKLAND & ELLIS AlixPartners
47
Private and Confidential
MCDERMOTT

Confidential

Projected Net Working Capital Breakout by Segment

($ in millions)

The majority of MDR's net working capital deficit is tied to the Onshore EPC segment

MB'20 Operating Assumptions[1]

	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	2021E
Consolidated						
As % of LTM Revenue	(21%)	(17%)	(12%)	(12%)	(10%)	(6%)
NWC Days[2]	(78)	(62)	(45)	(42)	(38)	(22)
Offshore / Subsea						
As % of LTM Revenue	(5%)	(6%)	(3%)	(2%)	(2%)	(0%)
NWC Days	(17)	(21)	(11)	(7)	(6)	(1)
Onshore EPC						
As % of LTM Revenue	(31%)	(23%)	(18%)	(20%)	(18%)	(6%)
NWC Days	(112)	(83)	(64)	(72)	(64)	(21)
Tanks						
As % of LTM Revenue	(11%)	(9%)	(7%)	(3%)	(9%)	(17%)
NWC Days	(39)	(34)	(25)	(12)	(31)	(64)

Total Net Working Capital[1]



$1,471
($300)
($1,771)
$1,172
($304)
($1,476)
($832)
($286)
($1,118)
($785)
($289)
($1,074)
($711)
($274)
($985)
($414)
($259)
($673)
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E
Operating Segments
Corporate

Operating Segment Net Working Capital[3] – MB'20 and Balance Adjusted for Vendor Pay Down

Offshore / Subsea



($155)
($214)
($133)
($103)
($86)
($12)
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E

Onshore EPC



($1,200)
($858)
($629)
($650)
($552)
($262)
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E

Tanks



($116)
($100)
($70)
($31)
($74)
($140)
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
'21E

1. Excludes Technology segment
2. Defined as Working Capital divided by LTM Revenue multiplied by 365 days
3. Excludes corporate net working capital balances

EVERCORE KIRKLAND & ELLIS AlixPartners
48
Private and Confidential
MCDERMOTT

Confidential

Offshore / Subsea Segment Highlights

($ in millions)

- Orders adjusted due to repositioning MDR's project portfolio
- Profitability in 2020 impacted negatively by a project slippage and delay as well as project losses due to restructuring
- Cash flow in 2020 was revised downwards to account for delayed projects, loss of projects and cash charges
- Cash flow in 2021 adjusted to account for projects pushed out of 2020 and into 2021, new awards and cash receipts

Project Gross Profit Comparison


$468
$631
$459
$608
'20E
'21E
MB'20
Financing Case

Financial Summary & Comparison to Financing Case

	MB'20					Delta from Financing Case	
	'20E	'21E	'22E	'23E	'24E	'20E	'21E
Orders	$7,110	$7,612	$8,832	$6,782	$7,053	$294	($939)
Backlog	9,951	12,542	13,719	12,688	10,658	1,577	1,953
Revenue	**$5,544**	**$5,022**	**$7,655**	**$7,813**	**$9,083**	**($1,018)**	**($1,315)**
% Growth		*(9%)*	*52%*	*2%*	*16%*		
Project Gross Profit	$468	$459	$838	$795	$944	($162)	($149)
% Margin	*8%*	*9%*	*11%*	*10%*	*10%*		
Allocated Direct Operating Expenses[1]	(141)	(106)	(87)	(112)	(119)	($60)	($34)
Allocated SG&A[1]	(142)	(106)	(129)	(122)	(122)	(26)	7
Allocated R&D / Other[1]	4	(6)	(8)	(8)	(8)	16	6
Allocated DD&A[1]	86	97	110	146	134	12	(22)
Segment EBITDA	**$275**	**$337**	**$725**	**$699**	**$829**	**($225)**	**($196)**
% Margin	*5%*	*7%*	*9%*	*9%*	*9%*		
Allocated CFOA[2]	$170	$188	$547	$385	$628	($438)	($132)
Allocated Capex[1]	(142)	(111)	(66)	(43)	(28)	(2)	70
FCF	**$27**	**$76**	**$481**	**$342**	**$600**	**($440)**	**($62)**
FCF Cash Conversion[3]	*10%*	*23%*	*66%*	*49%*	*72%*		

1. Allocated based on a pro-rata revenue contribution
2. Cash flows forecasted on a project level basis with corporate cash flow items allocated on a pro-rata revenue contribution
3. Calculated as free cash flow divided by Adj. EBITDA

EVERCORE KIRKLAND & ELLIS AlixPartners
49
Private and Confidential
MCDERMOTT

Confidential

Onshore EPC Segment Highlights

($ in millions)

- Cash flow delta from Financing Case to MB'20 due to removal and timing of downsides
- Orders adjusted due to repositioning MDR's project portfolio
- Profitability impacted by removal of contingency items and reduced contract values
- Cash flow mainly impacted by loss of major project awards, contract value reductions, loss of cash advances and project delays

Project Gross Profit Comparison


$267
$172
$390
$445
'20E
'21E
MB'20
Financing Case

Financial Summary & Comparison to Financing Case

	MB'20					Delta from Financing Case	
	'20E	'21E	'22E	'23E	'24E	'20E	'21E
Orders	$3,383	$3,312	$2,856	$5,065	$4,762	($5,041)	($4,370)
Backlog	8,722	7,489	5,025	6,056	7,441	(5,596)	(9,017)
Revenue	**$3,130**	**$4,545**	**$5,321**	**$4,035**	**$3,378**	**($715)**	**($949)**
% Growth		*45%*	*17%*	*(24%)*	*(16%)*		
Project Gross Profit	$267	$390	$415	$405	$441	$94	($55)
% Margin	*9%*	*9%*	*8%*	*10%*	*13%*		
Allocated Direct Operating Expenses[1]	(35)	(69)	(69)	(50)	(42)	($9)	($23)
Allocated SG&A[1]	(86)	(90)	(82)	(60)	(46)	19	15
Allocated R&D / Other[1]	(1)	9	5	3	2	(0)	9
Allocated DD&A[1]	27	33	29	23	18	(52)	(30)
Segment EBITDA	**$172**	**$272**	**$298**	**$322**	**$373**	**$93**	**($43)**
% Margin	*5%*	*6%*	*6%*	*8%*	*11%*		
Allocated CFOA[2]	($504)	($72)	$115	$175	$540	($312)	($515)
Allocated Capex[1]	(13)	(32)	(4)	(4)	(3)	27	(28)
FCF	**($517)**	**($104)**	**$110**	**$170**	**$537**	**($285)**	**($542)**
FCF Cash Conversion[3]	*(301%)*	*(38%)*	*37%*	*53%*	*144%*		

1. Allocated based on a pro-rata revenue contribution
2. Cash flows forecasted on a project level basis with corporate cash flow items allocated on a pro-rata revenue contribution
3. Calculated as free cash flow divided by Adj. EBITDA

EVERCORE KIRKLAND & ELLIS AlixPartners
50
Private and Confidential
MCDERMOTT

Confidential

Tanks Segment Highlights

($ in millions)

- Orders adjusted downwards to account for lost awards due to the ongoing restructuring
- Cash flow and profitability negatively impacted by awards lost during 2020 and 2021

Project Gross Profit Comparison



$94
$153
$132
$163
$146
$197
$170
$213
$206
$220
'20E
'21E
'22E
'23E
'24E
MB'20
Financing Case

Financial Summary & Comparison to Financing Case

	MB'20					Delta from Financing Case				
	'20E	'21E	'22E	'23E	'24E	'20E	'21E	'22E	'23E	'24E
Orders	$699	$1,045	$1,097	$1,152	$1,209	($567)	($548)	($639)	($629)	($608)
Backlog	1,097	1,339	1,450	1,506	1,493	(342)	(366)	(398)	(387)	(437)
Revenue	**$857**	**$803**	**$986**	**$1,096**	**$1,222**	**($407)**	**($524)**	**($606)**	**($640)**	**($558)**
% Growth		*(6%)*	*23%*	*11%*	*12%*					
Project Gross Profit	$94	$132	$146	$170	$206	($58)	($31)	($51)	($43)	($14)
% Margin	*11%*	*16%*	*15%*	*16%*	*17%*					
Allocated Direct Operating Expenses[1]	(23)	(24)	(29)	(29)	(28)	($19)	($21)	($25)	($26)	($24)
Allocated SG&A[1]	(53)	(48)	(51)	(52)	(52)	(26)	(20)	(22)	(21)	(20)
Allocated R&D / Other[1]	(3)	(3)	(3)	(3)	(3)					
Allocated DD&A[1]	2	2	2	2	2	(12)	(16)	(18)	(21)	(22)
Segment EBITDA	**$17**	**$58**	**$64**	**$88**	**$124**	**($124)**	**($95)**	**($124)**	**($118)**	**($88)**
% Margin	*2%*	*7%*	*7%*	*8%*	*10%*					
Allocated CFOA[1]	($26)	$112	$115	$81	$128	($130)	($9)			
Allocated Capex[2]	(11)	(11)	(10)	(11)	(11)	2	6			
FCF	**($37)**	**$101**	**$105**	**$71**	**$117**	**($127)**	**($3)**			
FCF Cash Conversion[3]	*(220%)*	*174%*	*163%*	*80%*	*94%*					

1. Allocated based on a pro-rata revenue contribution
2. Cash flows forecasted on a project level basis with corporate cash flow items allocated on a pro-rata revenue contribution
3. Calculated as free cash flow divided by Adj. EBITDA

EVERCORE KIRKLAND & ELLIS AlixPartners
51
Private and Confidential
MCDERMOTT

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential

DIP Sizing

($ in millions)

- The DIP need was sized based on a 3.5 month case, assuming a January 15th filing and an April 30, 2020 emergence in the Expected Case
  - The Alternative Case assumes a 5.5 month case, extending 2 months longer with June 30, 2020 emergence
  - Neither the Expected Case or Alternative Case are meant to illustrate the time required to close a Tech sale, which will be dependent upon the buyer and regulatory approval requirements
- The DIP forecast utilizes the base business plan projections adjusted to include the Chapter 11 impact, including: additional administrative costs, the impact on trade payables, and the impact on letters of credit, bilateral L/Cs and surety bonds
  - The analysis assumes $450 million of minimum available cash
  - Interest expense on both existing facilities and DIP financing is not included in the business plan or DIP forecast

Illustrative DIP sizing need

($ Millions) Summary DIP Sizing Need	Alternative Case	Expected Case
Total Cash Need from DIP	(820)	(760)
Total L/C Need from DIP	(1,420)	(640)
Total Implied DIP Sizing Need	**$ (2,240)**	**$ (1,400)**
Prepetition Superpriority Facility Cash Amount	(800)	(800)
Prepetition Superpriority Facility L/C Amount	(200)	(200)
Total DIP Need and Prepetition Superpriority Balance	**(3,240)**	**(2,400)**
Effective Day / Post-emergence Adjustments		
Payment of Remaining Prepetition A/P at Emergence	(210)	(210)
Secured L/Cs converted to Bi-lateral L/Cs	360	-
Total DIP, Superpriority, Prepetition A/P Paydown, & L/C Conversions	**$ (3,090)**	**$ (2,610)**


Expected Case
Alternative Case
(2,400)
L/C Need (640)
Cash Need (760)
Superpriority Financing (1,000)
(3,240)
L/C Need (1,420)
Cash Need (820)
Superpriority Financing (1,000)

EVERCORE KIRKLAND & ELLIS AlixPartners
52
Private and Confidential
MCDERMOTT

Confidential

DIP Sizing (cont'd)

($ in millions)

- Post-emergence liquidity need was assessed using the business plan, assuming no available cash on the balance sheet at emergence. Based on the liquidity low point in November 2020, MDR would need $860 million of liquidity
  - Assumes minimum liquidity of $450 million consistent with DIP sizing assumptions
  - While the post-emergence analysis assumes no available cash at emergence for sizing purposes, $450 million would be available at emergence based on the DIP analysis
- Gross post-emergence L/C need was assessed using the business plan
  - Forecasted L/C need based on L/C activity from May 2020 through end of 2021; including new L/Cs, step-ups and roll-offs
  - For forecasting purposes, assumes current level of Secured L/C availability stays in place post-emergence
  - To the extent projected L/C roll-offs vary from the current forecast, additional L/C capacity may be required

Liquidity Low Point Post-Emergence

Post-Emergence Cash & L/C Need		
Cash Need	**Liquidity Low Point: Nov 2020**	
Break-even Liquidity Need	$	(410)
Minimum Liquidity		(450)
Total Cash Need	**$**	**(860)**
$450MM available at emergence based on DIP need analysis		

Illustrative Total Cash Need for DIP plus Post-Emergence Period		
Minimum Liquidity	$	(450)
Cash Need from DIP		(310)
Superpriority Cash Funding		(800)
A/P Pre-Petition Paydown		(210)
Post-Emergence Cash Need		(410)
Total Cash Need from DIP Period & Post-Emergence*	**$**	**(2,180)**

*Cash Need excludes transaction fees and interest expense

Quarter End Balance by L/C Facility

L/C Facility	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Facility							
1 Secured L/Cs	$ 2,200	$ 2,224	$ 2,213	$ 2,206	$ 2,298	$ 2,374	$ 2,340
2 Bi-lateral L/Cs	1,515	1,478	1,517	2,075	1,771	1,769	1,844
3 Surety Bonds	585	585	585	585	585	585	585
Ending Facility Total	**$ 4,299**	**$ 4,286**	**$ 4,315**	**$ 4,866**	**$ 4,654**	**$ 4,728**	**$ 4,769**

Incremental L/Cs Required in Excess of Capacity							
4 Incremental L/C Need	-	-	-	-	-	123	-
New L/C Requirements	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 123**	**$ -**

EVERCORE KIRKLAND & ELLIS AlixPartners
53
Private and Confidential
MCDERMOTT

Confidential

Chapter 11 Scenarios - DIP Facility Sizing Considerations (cont'd)

General Assumptions

Case Assumptions	■ Filing on January 13, 2020 with a duration of the Chapter 11 case of 3.5 months in the Expected Case (April 30th emergence) and 5.5 months in the Alternative Case (June 30th emergence) ■ Alternative Case assumes 2 additional months needed to effectuate the Tech sale ■ Minimum liquidity of $450 million to account for working capital swings and other business impacts ■ Assumes JV, captive and country cash balance requirements of ~$450 million ■ Assumes no divestitures or material operational restructuring (e.g., project shutdown / contract rejections) ■ Assumes continued access to global cash ■ Assumes no cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ■ Assumes no incremental L/Cs contemplated other than the L/C needs reflected in the business plan

Interest and Fees	■ Analysis **does not** incorporate any fees or interest expense for the prepetition facilities (including the Superpriority facility) or the DIP financing
	  ■ All fees and interest expense would be incremental to the indicated DIP facility sizes
	  ■ Interest expense on these facilities was also excluded from the MB'20 cash flows
	  ■ Interest on L/C facilities is included at the project level

Base Case Projections	■ Unadjusted, base case projections derived from:
	  ■ Business plan for 2020 with adjustments for partial month of January
	  ■ Assumed opening available cash balance of $25 million
	■ Base case incorporates assumed impact of bankruptcy on new orders and backlog
	■ Base case assumes no material change to vendor payments terms

Emergence	■ No assumptions made for exit capital structure or other operating assumptions

EVERCORE KIRKLAND & ELLIS AlixPartners
54
Private and Confidential
MCDERMOTT

Confidential

Chapter 11 Scenarios - DIP Facility Sizing Considerations (cont'd)

General Assumptions

Customers	■ Chapter 11 impact reflected in base case assumptions in business plan ■ Loss of most new orders during case, but retention of existing backlog ■ Clear message to customers that case limited to financial restructuring with clarity of outcome
Vendors	■ Significant first-day order relief to pay pre-petition trade A/P, covering foreign vendors, vendor with potential lien rights, labor subcontractors, and certain other vendors ■ Assumes remaining pre-petition A/P to be paid out at emergence with no impairment of trade A/P ■ No additional payment term contraction on post-petition payables assumed during case ■ Vendor base assumed to be stabilized through first day order relief, DIP liquidity, and clear messaging around a consensual path forward
Employees	■ Assumes employee retention costs (i.e., KERP/KEIP) of $50 million
Bi-lateral L/Cs, Surety Bonds, & Secured L/Cs	■ No cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ■ 100% of new Secured L/Cs, step-ups, and renewals must be issued under the DIP facility ■ All new project L/Cs must be issued under the DIP facility ■ Continue to renew bi-lateral L/Cs and sureties under existing facilities
Admin. Costs	■ Accrued professional fees of $25 million per month through April (Expected Case) ■ Professional fees assumed to drop to $15 million per month for May and June in the Alternative Case due to lower administrative needs while the Tech sale is being finalized ■ Assumed to be paid 30 to 60 days after month-end, with all unpaid fees paid at emergence ■ Excludes transaction and financing fees
Pre-petition Debt	■ Super-priority financing of $1.0 billion received ($800 million TL; $200 million LCF); interest expense not included ■ Tranche 3 and 4 for $700 million not received

EVERCORE KIRKLAND & ELLIS AlixPartners 55 MCDERMOTT
Private and Confidential

Confidential

Estimated DIP Size – Illustrative Chapter 11 Cases

($ in millions)

($ Millions) DIP Sizing Analysis		Alternative Case		Expected Case
Cash DIP Need				
1 MB'20 Liquidity Low Point	$	(600)	$	(380)
2 Minimum Available Cash		(450)		(450)
Base Case Net Cash Need (Liquidity Low Point)	**$**	**(1,050)**	**$**	**(830)**
Chapter 11 Adjustments:				
3 Impact of Automatic Stay on Pre-Petition A/P		1,110		1,110
4 1st Day Vendor Payments		(900)		(900)
5 Employee Retention		(50)		(50)
6 Bankruptcy Administration Costs		(120)		(90)
7 Timing Adjustment for Liquidity Trough (Cash)		190		-
Implied Cash Need from DIP	**$**	**(820)**	**$**	**(760)**
L/C DIP Need				
8 Base Case Net L/C Financing Requirement	**$**	**-**	**$**	**-**
Chapter 11 Adjustments:				
9 Impact on Secured L/Cs - Renewals		(590)		(200)
10 Impact on Secured L/Cs - New + Step-Ups		(470)		(440)
11 Impact on Surety Bonds		-		-
12 Impact on Bi-Lateral L/Cs		(360)		-
13 Timing Adjustment for Liquidity Trough (L/Cs)		-		-
Implied L/C Need from DIP	**$**	**(1,420)**	**$**	**(640)**
Total Implied DIP Sizing Need	**$**	**(2,240)**	**$**	**(1,400)**
Prepetition Superpriority Facility Cash Amount		(800)		(800)
Prepetition Superpriority Facility L/C Amount		(200)		(200)
Total DIP Need and Prepetition Superpriority Balance	**$**	**(3,240)**	**$**	**(2,400)**
Effective Day / Post-emergence Adjustments				
Payment of Remaining Prepetition A/P at Emergence		(210)		(210)
Secured L/Cs converted to Bi-lateral L/Cs		360		-
Total DIP, Superpriority, Prepetition A/P Paydown, & L/C Conversions	**$**	**(3,090)**	**$**	**(2,610)**

- Base Case Net cash need of $830 million from the MB'20 business plan
  - Liquidity low point of Scenario 3 in previous DIP sizing analysis from the Financing Case was $430 million
  - Additional $400 million of cash need related to the following
    - Scenario 3 Base Case of the Financing Case assumed an additional $150 million draw from the Superpriority Facility
    - Base Case of the Financing Case did not include customer impact from Chapter 11, which was assumed to be $180 million in scenario 3
    - $70 million due to more refined, bottom up forecast, which includes additional case duration (15 days), impact from vendor payment delays, and other

EVERCORE KIRKLAND & ELLIS AlixPartners
56
Private and Confidential
MCDERMOTT

Confidential

Post-Emergence Liquidity Needs

($ in millions)

Assumptions

Forecast Basis

- Based on the post-emergence forecast period of the MB'20 business plan
  - Assumes April 30, 2020 emergence
  - Forecast does not include Tech operations or sale proceeds (assumed to be sold at emergence)

Capital Structure

- Unlevered balance sheet, with no assumption for exit capital structure
  - Interest and financing costs incremental to liquidity need
  - No assumption for transaction fees or costs to secure financing

Liquidity

- Assumes no cash on balance sheet at emergence
  - DIP analysis assumes minimum available cash of $450 million; this cash could be used to payoff DIP or fund the post-emergence period
- No JV cash included in ending monthly / quarterly cash balances
- No incremental restructuring professional fees or transaction fees assumed post emergence

EVERCORE KIRKLAND & ELLIS AlixPartners
57
Private and Confidential
MCDERMOTT

Confidential

Post-Emergence Liquidity Needs (continued)

($ in millions)

Liquidity Forecast

- Peak liquidity need of approximately $860 million forecast to be November, 2020
  - Liquidity need includes $450 million of available cash (exclude JV and in-country cash) necessary for working capital and forecast variance (DIP analysis assumes $450 million of cash available at emergence)
  - Significant liquidity need immediately post-emergence of approximately $710 million in May, 2020

Liquidity Trough Timing Post-Emergence


$900
$700
$500
$300
$100
-$100
-$300
$710
$590
$650
$660
$640
$750
$860
$620
$420
$530
$450
$280

	5/1/2020	5/31	6/30	7/31	8/31	9/30	10/31	11/30	12/31	Q1'21	Q2'21	Q3'21	Q4'21
Minimum Liquidity Cushion	-	450	450	450	450	450	450	450	450	450	450	450	450
Break-even Liquidity	-	260	140	200	210	190	300	410	170	(30)	80	-	(170)
Total	$-	$710	$590	$650	$660	$640	$750	$860	$620	$420	$530	$450	$280

Liquidity Need


Total Liquidity Need
$860
Minimum Liquidity Need
$450
Break-even Liquidity
$410
Nov-19

EVERCORE KIRKLAND & ELLIS AlixPartners
58
Private and Confidential
MCDERMOTT

Confidential ($ in millions) Post-Emergence Liquidity & L/C Needs L/C Forecast Cumulative Net L/C Step-ups, New Issuances & Roll-offs* Secured L/Cs $2,600 $2,400 $2,200 $2,000 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 Secured L/Cs Capacity Bi-lateral L/Cs $2,600 $2,100 $1,600 $1,100 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 McDermott Consolidated L/C Facility Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 Facility Total Outstanding L/C Roll 1 Secured L/Cs $ 2,235 $ 2,113 $ 2,208 $ 2,225 $ 2,199 $ 2,335 $ 2,245 $ 2,200 $ 2,232 $ 2,222 $ 2,224 $ 2,359 $ 2,362 $ 2,213 $ 2,206 $ 2,298 $ 2,374 $ 2,340 2 Bi-lateral L/Cs 1,307 1,373 1,293 1,275 1,280 1,229 1,226 1,515 1,441 1,510 1,478 1,444 1,380 1,517 2,075 1,771 1,769 1,844 3 Surety Bonds 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 Ending Facility Total $ 4,128 $ 4,072 $ 4,086 $ 4,085 $ 4,064 $ 4,149 $ 4,056 $ 4,299 $ 4,258 $ 4,317 $ 4,286 $ 4,388 $ 4,327 $ 4,315 $ 4,866 $ 4,654 $ 4,728 $ 4,769 Incremental L/Cs Required in Excess of Capacity 4 Incremental L/C Need - - - - - - - - - - - - - - - 123 - New L/C Requirements $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 123 $ - *To the extent projected L/C roll-offs vary from the current forecast, additional L/C capacity may be required 59 Private and ConfidentialConfidential ($ in millions) Post-Emergence Liquidity & L/C Needs L/C Forecast Cumulative Net L/C Step-ups, New Issuances & Roll-offs* Secured L/Cs $2,600 $2,400 $2,200 $2,000 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 Secured L/Cs Capacity Bi-lateral L/Cs $2,600 $2,100 $1,600 $1,100 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 McDermott Consolidated L/C Facility Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 Facility Total Outstanding L/C Roll 1 Secured L/Cs $ 2,235 $ 2,113 $ 2,208 $ 2,225 $ 2,199 $ 2,335 $ 2,245 $ 2,200 $ 2,232 $ 2,222 $ 2,224 $ 2,359 $ 2,362 $ 2,213 $ 2,206 $ 2,298 $ 2,374 $ 2,340 2 Bi-lateral L/Cs 1,307 1,373 1,293 1,275 1,280 1,229 1,226 1,515 1,441 1,510 1,478 1,444 1,380 1,517 2,075 1,771 1,769 1,844 3 Surety Bonds 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 Ending Facility Total $ 4,128 $ 4,072 $ 4,086 $ 4,085 $ 4,064 $ 4,149 $ 4,056 $ 4,299 $ 4,258 $ 4,317 $ 4,286 $ 4,388 $ 4,327 $ 4,315 $ 4,866 $ 4,654 $ 4,728 $ 4,769 Incremental L/Cs Required in Excess of Capacity 4 Incremental L/C Need - - - - - - - - - - - - - - - 123 - New L/C Requirements $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 123 $ - *To the extent projected L/C roll-offs vary from the current forecast, additional L/C capacity may be required 59 Private and Confidential

Confidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and ConfidentialConfidential I Fundamental Operating Assumptions II Business Delivery Model III Revenue Pipeline IV Business Level Financial Projections V DIP Sizing VI Consolidated Financial Projections Private and Confidential

Confidential MB’20 – New Order Awards & Backlog ($ in millions) New Order Awards Book to 1.9x 1.2x 1.2x 0.9x 1.0x 1.0x Bill $16,650 $12,999 $13,024 $12,786 $11,969 $11,487 2019E 2020E 2021E 2022E 2023E 2024E Backlog Growth 5% 8% (6%) 0% (3%) % $21,370 $20,250 $20,194 $19,771 $19,592 $18,792 2019E 2020E 2021E 2022E 2023E 2024E 60 Private and ConfidentialConfidential MB’20 – New Order Awards & Backlog ($ in millions) New Order Awards Book to 1.9x 1.2x 1.2x 0.9x 1.0x 1.0x Bill $16,650 $12,999 $13,024 $12,786 $11,969 $11,487 2019E 2020E 2021E 2022E 2023E 2024E Backlog Growth 5% 8% (6%) 0% (3%) % $21,370 $20,250 $20,194 $19,771 $19,592 $18,792 2019E 2020E 2021E 2022E 2023E 2024E 60 Private and Confidential

Confidential MB’20 Consolidated Financial Projections – Revenue and Gross Profit ($ in millions) Revenue & Growth 11% 7% 35% (7%) 6% $13,962 $13,683 $12,943 $10,369 $9,736 $8,777 2019E 2020E 2021E 2022E 2023E 2024E Project Gross Profit & Margin 6% 9% 9% 10% 11% 12% $1,590 $1,399 $1,371 $980 $915 $565 2019E 2020E 2021E 2022E 2023E 2024E 61 Private and ConfidentialConfidential MB’20 Consolidated Financial Projections – Revenue and Gross Profit ($ in millions) Revenue & Growth 11% 7% 35% (7%) 6% $13,962 $13,683 $12,943 $10,369 $9,736 $8,777 2019E 2020E 2021E 2022E 2023E 2024E Project Gross Profit & Margin 6% 9% 9% 10% 11% 12% $1,590 $1,399 $1,371 $980 $915 $565 2019E 2020E 2021E 2022E 2023E 2024E 61 Private and Confidential

Confidential MB’20 Consolidated Financial Projections – Adj. EBITDA & Free Cash Flow ($ in millions) Adj. EBITDA & Margin 2% 5% 6% 8% 9% 10% $1,327 $1,110 $1,088 $668 $533 $183 2019E 2020E 2021E 2022E 2023E 2024E 1,2 3 Free Cash Flow & Conversion nm nm 8% 59% 46% 87% $1,159 $637 $506 $56 ($550) ($1,191) 2019E 2020E 2021E 2022E 2023E 2024E 1. Calculated as cash flow from operations less capital expenditures 2. Excludes bankruptcy administration costs 3. Calculated as free cash flow divided by Adj. EBITDA 62 Private and ConfidentialConfidential MB’20 Consolidated Financial Projections – Adj. EBITDA & Free Cash Flow ($ in millions) Adj. EBITDA & Margin 2% 5% 6% 8% 9% 10% $1,327 $1,110 $1,088 $668 $533 $183 2019E 2020E 2021E 2022E 2023E 2024E 1,2 3 Free Cash Flow & Conversion nm nm 8% 59% 46% 87% $1,159 $637 $506 $56 ($550) ($1,191) 2019E 2020E 2021E 2022E 2023E 2024E 1. Calculated as cash flow from operations less capital expenditures 2. Excludes bankruptcy administration costs 3. Calculated as free cash flow divided by Adj. EBITDA 62 Private and Confidential

Confidential

MB'20 Consolidated Financial Projections – Capital Expenditures

($ in millions)

- Recent project awards and repositioning MDR's portfolio have caused a shift in projected capital expenditures in the MB'20
- In aggregate, 5-year capital expenditures were decreased by ~$451 million when compared to the Financing Case
- Other updates are less material in scale and can be reviewed in detail in the VDR and through follow-up Q&A as helpful
- Capital for a new fabrication yard in Saudi Arabia which will support Saudi Aramco and other clients in the GCC has been currently excluded from the financing case while options for alternate in-country financing are being evaluated
  - The yard is still deemed as vital for the ongoing relationship with Aramco and a strategic imperative given rising in-country requirements. Management is committed to securing funding such that the new yard is completed as per the agreed schedule
  - The targeted outcome is expected to achieve three key objectives that include 1) non-recourse, 2) a component of in-country financing, and 3) support from Saudi Aramco

Latest MB'20 Capital Expenditures


% of Revenue
2%
1%
1%
0%
0%
Difference from Financing Case
($88)
($64)
($154)
($63)
($82)
$169
$113
$57
$155
$62
$63
$30
$81
$48
$21
$13
$58
$36
$21
$2
$42
$31
$10
$1
2020E
2021E
2022E
2023E
2024E
Fabrication Yards
Vessels - Amazon
Vessels - Other
Maintenance and Other

EVERCORE KIRKLAND & ELLIS AlixPartners
63
Private and Confidential
MCDERMOTT

Confidential

MB'20 Consolidated Working Capital Overview

($ in millions)

Current vendor stretch is not sustainable and a significant pay down of accounts payable is needed in order to normalize operations

- Vendors are being stretched to unsustainable levels which has resulted in project disruption and timeline extensions
- Payment to vendors of ~$300 million is needed to alleviate stretched accounts payable, mitigate risk of project disruptions and normalize operations

Accounts Payable by Segment[1]


$69
5%
$535
43%
$1.3
Billion
$651
52%

"Stretched" Accounts Payable[1]

(Mid-point of amounts >60 & >90 Days)


$16
4%
$148
31%
$470
Million
$306
65%

Accounts Payable Aging Schedule[1]


Offshore / Subsea
Onshore EPC
Tanks
$382
$171
$197
$254
$121
$108
$116
$43
$62
$63
$438
$296
$128
$1,254
$69
$651
$535
Not Yet Due
0 to 30 Days
31 to 60 Days
61 to 90 Days
Over 90 Days
Grand Total

1. As of 12/13/19; excludes Technology segment

EVERCORE KIRKLAND & ELLIS AlixPartners
64
Private and Confidential
MCDERMOTT

Confidential Supplemental Materials December 30, 2019 – January 7, 2020 Private and ConfidentialConfidential Supplemental Materials December 30, 2019 – January 7, 2020 Private and Confidential

Confidential December 30, 2019 Private and ConfidentialConfidential December 30, 2019 Private and Confidential

Confidential L/C Forecast Assumptions ($ in millions) n At the request of the Company’s secured lenders, MDR has prepared an analysis of L/C capacity requirements based on the Business Plan as presented on December 18 using the following proposed framework from the lender advisors: „ Total secured L/C exposure to the existing L/C group limited to the current commitments of $2.44bn (this excludes tranche D capacity under the Super Priority credit facility) ● DIP L/C capacity determined based on the difference between the maximum secured commitment ($2.44bn) and current issuances on existing facilities − $571mm commitment, consisting of $371mm new commitment and the rollup of the existing $200mm Super Priority L/C’s outstanding − Remaining DIP contributions provided by cash collateralized facilities ● This DIP L/C facility would roll into a Super Senior L/C Facility at the Effective Date of MDR’s chapter 11 proceedings „ Senior Exit L/C facility for new, incremental and non-auto renewing L/C’s after the Effective Date „ These post-effective date facilities would not be cash collateralized, but the Senior Exit L/C facility would rank junior to the Super Senior L/C Facility „ L/C capacity that is outstanding and cash collateralized would remain available as the underlying L/C’s expire in both the Super Senior and secured L/C facilities n Based on the business plan as proposed, the proposed DIP L/C capacity would not be sufficient to support the credit requirements of the business during the pendency of the chapter 11 filing, and the total secured L/C capacity as proposed would not be sufficient on a post-effective date basis „ Incremental secured L/C need is noted in the forecast schedule n The L/C forecast does not include any cushion for, among other things, delays in roll-offs, additional L/C needs, or the inability to place the full amount of forecasted bilateral L/Cs and surety bonds, requiring additional secured L/C capacity „ MDR believes an additional $200MM of secured capacity is necessary above the forecasted need to account for these risks „ Including the $200MM additional capacity to account for forecast roll-off risk and other risks and the $270MM incremental need in the forecast, MDR believes an additional $470MM of secured L/C capacity is necessary n The only adjustment to the previously presented Business Plan was to move the issuance of the one project L/C of $92MM from April to June 2020, moving the L/C outside of the assumed DIP period 65 Private and ConfidentialConfidential L/C Forecast Assumptions ($ in millions) n At the request of the Company’s secured lenders, MDR has prepared an analysis of L/C capacity requirements based on the Business Plan as presented on December 18 using the following proposed framework from the lender advisors: „ Total secured L/C exposure to the existing L/C group limited to the current commitments of $2.44bn (this excludes tranche D capacity under the Super Priority credit facility) ● DIP L/C capacity determined based on the difference between the maximum secured commitment ($2.44bn) and current issuances on existing facilities − $571mm commitment, consisting of $371mm new commitment and the rollup of the existing $200mm Super Priority L/C’s outstanding − Remaining DIP contributions provided by cash collateralized facilities ● This DIP L/C facility would roll into a Super Senior L/C Facility at the Effective Date of MDR’s chapter 11 proceedings „ Senior Exit L/C facility for new, incremental and non-auto renewing L/C’s after the Effective Date „ These post-effective date facilities would not be cash collateralized, but the Senior Exit L/C facility would rank junior to the Super Senior L/C Facility „ L/C capacity that is outstanding and cash collateralized would remain available as the underlying L/C’s expire in both the Super Senior and secured L/C facilities n Based on the business plan as proposed, the proposed DIP L/C capacity would not be sufficient to support the credit requirements of the business during the pendency of the chapter 11 filing, and the total secured L/C capacity as proposed would not be sufficient on a post-effective date basis „ Incremental secured L/C need is noted in the forecast schedule n The L/C forecast does not include any cushion for, among other things, delays in roll-offs, additional L/C needs, or the inability to place the full amount of forecasted bilateral L/Cs and surety bonds, requiring additional secured L/C capacity „ MDR believes an additional $200MM of secured capacity is necessary above the forecasted need to account for these risks „ Including the $200MM additional capacity to account for forecast roll-off risk and other risks and the $270MM incremental need in the forecast, MDR believes an additional $470MM of secured L/C capacity is necessary n The only adjustment to the previously presented Business Plan was to move the issuance of the one project L/C of $92MM from April to June 2020, moving the L/C outside of the assumed DIP period 65 Private and Confidential

Confidential

L/C Forecast Assumptions

($ in millions)

- The forecast includes the following base assumptions:

DIP Period

- The DIP is limited by a secured L/C exposure cap of $2.44bn, with incremental secured L/C need (DIP need) shown separately
- All new and step up L/Cs plus any non-auto renewals are issued under the DIP Facility
- DIP L/Cs are issued in the following order to the extent there is capacity: 1) $371mm new commitment + $200MM Super Priority L/C roll up ($571mm total) then 2) cash collateralized facilities
- The $200MM Super Priority L/C Facility is rolled into the DIP Facility
- Auto renewals continue to be issued under their existing facilities
- The DIP period includes the issuance of L/Cs for several large MENA projects, including Project A ($112MM) and two new projects in June, 2020, including Project B ($240MM) and Project C ($117M)

Post Effective Date

- Secured facilities, including post-emergence super-priority facility, are limited by a secured L/C exposure cap of $2.44bn, with incremental secured L/C need shown separately
- All new and step up L/Cs issued in the following order to the extent there is capacity: 1) Super Senior LC Facility, 2) cash collateralized facilities, and 3) 1.5 Lien Senior Facility
- All non-auto renewals are issued under the 1.5 Lien
- Auto renewals continue to be issued under their existing facilities
- Cash collateralized facilities include the $310MM Cash Secured Facility and the cash collateralized portion of the Lloyd's Facility ($61MM)
- Several large MENA secured L/Cs are assumed to convert to bilateral L/Cs in August, 2020 (2 months after emergence), including Project A ($192MM), Project B ($240MM), and Project C ($117M)

EVERCORE KIRKLAND & ELLIS AlixPartners
66
Private and Confidential
MCDERMOTT

Confidential ($ in millions) L/C Forecast DIP and Post-Emergence Forecast McDermott Consolidated L/C Facility Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 [1] Facility L/C Roll 1 New Commitment ($371M) $ 285 $ 291 $ 352 $ 371 $ 371 $ 371 2 Superpriority Senior Secured Roll Up 200 200 200 200 200 200 200 3 Subtotal: New Commitment + Superpriority$ 200 $ 485 $ 491 $ 552 $ 571 $ 571 $ 571 Contributions from Existing Facilities: 4 Cash Collateralized L/Cs $ - $ - $ - $ 66 $ 139 $ 172 5 Performance Letter of Credit (PLOC) - - - - - - 6 Revolver (RCF) - - - - - - 7 Barclays 230M - - - - - - 8 Subtotal: DIP / Super Senior L/C $ 485 $ 491 $ 552 $ 637 $ 710 $ 743 $ 743 $ 600 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 9 Cash Collateralized L/Cs 364 352 349 306 242 216 199 199 199 199 199 199 199 199 199 199 199 10 1.5L L/C Facility - - - - - - - 151 14 27 205 212 133 267 397 582 711 11 Performance Letter of Credit (PLOC) 1,278 1,163 1,160 1,143 1,132 1,092 1,078 927 913 852 843 838 768 703 665 605 452 12 Revolver (RCF) 194 194 194 194 194 188 188 188 188 188 188 188 188 188 188 188 188 13 Barclays 230M 230 230 230 230 218 216 216 216 216 216 182 182 182 106 106 106 32 14 Lloyd's TSB Bank 41 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 )[2] Subtotal: Secured L/C (Limited $ 2,106 $ 2,440 $ 2,440 $ 2,440 $ 2,440 $ 2,438 $ 2,440 $ 2,440 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,440 $ 2,340 Incremental Secured L/C Need - 60 77 73 88 - 238 270 - - - - - - - 57 - Subtotal: Total Secured L/C Need $ 2,306 $ 2,500 $ 2,517 $ 2,513 $ 2,528 $ 2,438 $ 2,678 $ 2,710 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,497 $ 2,340 15 Bi-Lateral L/Cs 1,180 1,000 982 967 943 940 944 870 1,493 1,461 1,427 1,364 1,500 2,098 1,794 1,808 1,884 16 Surety Bonds 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 Ending Grand Total $ 4,072 $ 4,086 $ 4,085 $ 4,064 $ 4,056 $ 3,964 $ 4,207 $ 4,166 $ 4,225 $ 4,286 $ 4,388 $ 4,327 $ 4,316 $ 4,906 $ 4,693 $ 4,890 $ 4,809 [2] Forecast Secured L/C Total (Limited) $ 2,106 $ 2,440 $ 2,440 $ 2,440 $ 2,440 $ 2,438 $ 2,440 $ 2,440 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,440 $ 2,340 Existing Facility Commitments [3] Super Senior Priority (exc. tranche D) 200 [4] Cash Secured 371 PLOC 1,440 RCF 199 Barclays Side Car 230 [3] Total Existing Secured Commitments 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 Variance to Existing Secured Commit. $ (334) $ - $ - $ - $ - $ (2) $ - $ - $ (293) $ (200) $ (64) $ (6 1) $ (210) $ (217) $ (126) $ - $ (100) [1] L/C forecast assumes roll off projections are entirely accurate and provides no cushion in the event roll offs are deferred. Forecast also assumes ability to place bilateral L/Cs post emergence. 1. Forecast assumes ability to place bilateral L/Cs post-emergence [2] Secured L/C exposure limited to $2.44bn, the existing commitment amount excluding Tranche D of the Super Priority Facility 2. Secured L/C exposure limited to $2.44 billion, the existing commitment amount excluding Tranche D of the Superpriority Facility [3] Excludes Super Senior Priority Tranche D L/C commitment of $200MM 3. Excludes Super Priority Tranche D L/C commitment of $200 million [4] 4. Includes $61 million cash secured portion of Lloyds facility Includes $61M cash secured portion of Lloyds facility 67 Private and ConfidentialConfidential ($ in millions) L/C Forecast DIP and Post-Emergence Forecast McDermott Consolidated L/C Facility Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Q1'21 Q2'21 Q3'21 Q4'21 [1] Facility L/C Roll 1 New Commitment ($371M) $ 285 $ 291 $ 352 $ 371 $ 371 $ 371 2 Superpriority Senior Secured Roll Up 200 200 200 200 200 200 200 3 Subtotal: New Commitment + Superpriority$ 200 $ 485 $ 491 $ 552 $ 571 $ 571 $ 571 Contributions from Existing Facilities: 4 Cash Collateralized L/Cs $ - $ - $ - $ 66 $ 139 $ 172 5 Performance Letter of Credit (PLOC) - - - - - - 6 Revolver (RCF) - - - - - - 7 Barclays 230M - - - - - - 8 Subtotal: DIP / Super Senior L/C $ 485 $ 491 $ 552 $ 637 $ 710 $ 743 $ 743 $ 600 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 $ 743 9 Cash Collateralized L/Cs 364 352 349 306 242 216 199 199 199 199 199 199 199 199 199 199 199 10 1.5L L/C Facility - - - - - - - 151 14 27 205 212 133 267 397 582 711 11 Performance Letter of Credit (PLOC) 1,278 1,163 1,160 1,143 1,132 1,092 1,078 927 913 852 843 838 768 703 665 605 452 12 Revolver (RCF) 194 194 194 194 194 188 188 188 188 188 188 188 188 188 188 188 188 13 Barclays 230M 230 230 230 230 218 216 216 216 216 216 182 182 182 106 106 106 32 14 Lloyd's TSB Bank 41 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 16 )[2] Subtotal: Secured L/C (Limited $ 2,106 $ 2,440 $ 2,440 $ 2,440 $ 2,440 $ 2,438 $ 2,440 $ 2,440 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,440 $ 2,340 Incremental Secured L/C Need - 60 77 73 88 - 238 270 - - - - - - - 57 - Subtotal: Total Secured L/C Need $ 2,306 $ 2,500 $ 2,517 $ 2,513 $ 2,528 $ 2,438 $ 2,678 $ 2,710 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,497 $ 2,340 15 Bi-Lateral L/Cs 1,180 1,000 982 967 943 940 944 870 1,493 1,461 1,427 1,364 1,500 2,098 1,794 1,808 1,884 16 Surety Bonds 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 585 Ending Grand Total $ 4,072 $ 4,086 $ 4,085 $ 4,064 $ 4,056 $ 3,964 $ 4,207 $ 4,166 $ 4,225 $ 4,286 $ 4,388 $ 4,327 $ 4,316 $ 4,906 $ 4,693 $ 4,890 $ 4,809 [2] Forecast Secured L/C Total (Limited) $ 2,106 $ 2,440 $ 2,440 $ 2,440 $ 2,440 $ 2,438 $ 2,440 $ 2,440 $ 2,147 $ 2,240 $ 2,376 $ 2,379 $ 2,230 $ 2,223 $ 2,314 $ 2,440 $ 2,340 Existing Facility Commitments [3] Super Senior Priority (exc. tranche D) 200 [4] Cash Secured 371 PLOC 1,440 RCF 199 Barclays Side Car 230 [3] Total Existing Secured Commitments 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 2,440 Variance to Existing Secured Commit. $ (334) $ - $ - $ - $ - $ (2) $ - $ - $ (293) $ (200) $ (64) $ (6 1) $ (210) $ (217) $ (126) $ - $ (100) [1] L/C forecast assumes roll off projections are entirely accurate and provides no cushion in the event roll offs are deferred. Forecast also assumes ability to place bilateral L/Cs post emergence. 1. Forecast assumes ability to place bilateral L/Cs post-emergence [2] Secured L/C exposure limited to $2.44bn, the existing commitment amount excluding Tranche D of the Super Priority Facility 2. Secured L/C exposure limited to $2.44 billion, the existing commitment amount excluding Tranche D of the Superpriority Facility [3] Excludes Super Senior Priority Tranche D L/C commitment of $200MM 3. Excludes Super Priority Tranche D L/C commitment of $200 million [4] 4. Includes $61 million cash secured portion of Lloyds facility Includes $61M cash secured portion of Lloyds facility 67 Private and Confidential

Confidential January 6 – 7, 2020 Private and ConfidentialConfidential January 6 – 7, 2020 Private and Confidential

Confidential

Lummus Tech Sale Process Update

January 6, 2020

- 7 parties were invited into Round II and received management presentations and access to extended due diligence (6 strategic and 1 financial)
- Round II re-bids were collected on December 16 from 5 strategic bidders
  - The 2 bidders who dropped out cited the expedited diligence timetable as a key reason, although the financial bidder also mentioned value expectations
- All 5 bidders indicated a willingness to enter into a strategic cooperation agreement and / or allow MDR to retain a minority stake, with discussions and negotiations on these topics happening in parallel to transaction due diligence
- Furthermore, all bidders indicated a willingness to be considered as a Stalking Horse in a bankruptcy auction process
- On the basis of the Round II re-bids, 4 bidders were selected to receive priority due diligence access to enable them to progress towards submitting a binding proposal on January 6 with final transaction documentation to be executed on or before January 10
  - Valuations continue to be in excess of the $2.5 billion figure disclosed in the September announcement of the Lummus sale process
- We currently expect to receive multiple bids on January 6 based on the diligence activity levels we are seeing
- Assuming a satisfactory purchase agreement can be reached, MDR expects to sign a stalking horse agreement subject to an auction process in bankruptcy to solicit higher and better bids
- The Company is coordinating with bidders in parallel to facilitate the regulatory process and maximize ability to close on a timely basis

EVERCORE KIRKLAND & ELLIS AlixPartners
68
Private and Confidential
MCDERMOTT

Confidential

Estimated DIP Sizing Analysis

($ in millions)

$2.8 billion DIP facility (including roll-up)[1]

Sources:

- DIP Term Loan: $1,200 million
- Incremental DIP LCs: $543 million, including:
  - $371 million new and incremental LC commitments
  - $172 million rolled pre-petition cash collateralized LC capacity
- Roll-up Superpriority Term Loan: $800 million
- Roll-up Superpriority LCs: $200 million
- Roll-up Superpriority make whole plus accrued interest and fees: $67 million

Uses:

- Minimum operating cash: $450 million
  - Required to manage intra-period working capital needs
- Net cash outflows during bankruptcy: $750 million
  - Funding operations, including vendor payments
  - Pay bankruptcy administration costs
  - Interest on the DIP and prepetition RCF and TL facilities
  - Financing fees related to the DIP
- New and Incremental LC Issuance: $543 million

DIP Sizing Analysis	DIP Case
Cash DIP Need	
1 Base Business Plan Liquidity Low Point	($820)
2 Minimum Available Cash Requirement	(450)
Base Case Net Cash Need (Liquidity Low Point)	**($1,270)**
Chapter 11 Adjustments:	
3 Impact of Automatic Stay on Pre-Petition A/P	$1,110
4 Prepetition Vendor Relief during Ch. 11 Case	(900)
5 Bankruptcy Administration Costs	(140)
Implied Cash Need from DIP	**($1,200)**
L/C DIP Need	
Chapter 11 Adjustments:	
6 New & Incremental DIP LC Commitments	($371)
7 Rolled Prepetition Cash-Collateralized LC Capacity	(172)
Implied L/C Need from DIP	**($543)**
Total Implied DIP Sizing Need	**($1,743)**
Prepetition Superpriority Facility Cash Amount (incl. make whole and accrued interest)	($867)
Prepetition Superpriority Facility L/C Amount	(200)
Total DIP Need and Prepetition Superpriority Balance	**($2,810)**

1. Based on proposal received from secured lenders but not yet approved by Company

EVERCORE KIRKLAND & ELLIS AlixPartners
69
Private and Confidential
MCDERMOTT

Confidential

Proposed Restructuring Plan

- The Steering Committees of secured lenders have agreed on the key parameters of a restructuring with MDR
- Under the plan, comprehensive restructuring to be implemented via pre-negotiated[1] chapter 11 filing in mid-January
  - Based on active negotiations among Company and its creditor constituents
  - Supported by steering committees of banks (RCF/LC) and term loan
  - Active dialogue with bondholder constituents is ongoing to achieve additional support and participation in comprehensive restructuring
  - Pre-negotiated nature of the filing should allow the Company to minimize the cost and duration of case and emerge in timely manner
- Highlights:
  - DIP Facility[2]:
    - A ~$2.1 billion term loan and up to $743 million of LCs
      - Includes roll-up of Superpriority Term Loan ($800 million), LCs ($200 million), and make whole plus accrued interest and fees ($67 million)
  - Exit Capital Structure:
    - Series of secured LC facilities (capped at $2.44 billion) and Take Back Debt ($500 million[3])
    - Equitization of all prepetition funded indebtedness
  - Tech Sale:
    - To facilitate DIP repayment and to fund balance sheet cash at emergence ($820 million)

	Treatment
DIP (LCs and TL)	■ DIP LC facility rolls into Super Senior LC Facility upon emergence ■ Funded DIP (new money + roll-up) repaid in full in cash with proceeds from sale of Tech ► If Tech sale proceeds cannot cover repayment of Superpriority Term Loan Make Whole Amount, remaining Make Whole Amount becomes a separate tranche under the Super Senior Facility ("Make Whole Tranche", payment subordinated to Super Senior LCs)
Superpriority LCs	■ Rolls into DIP LC Facility ■ Opportunity to provide $[TBD] million of DIP Term Loan
Superpriority Term Loan	■ Rolls into DIP Term Loan Facility, which includes make whole and accrued interest and fees ► Ultimately repaid with proceeds from Tech sale upon emergence
Funded RCF, TL, and Any Funded LCs	■ Treatment of funded prepetition debt claims should receive pro-rata equity and pro rata of the $500 million Take Back Debt
Prepetition Secured LC Commitments (Other than Super Senior)	■ Auto-renewing prepetition secured LCs remain outstanding under terms of existing facilities ("Roll-Off LC Facility") ■ LC lenders to provide capacity for new LCs under a priority LC facility ("Senior Exit LC Facility") ► Equal to maximum $1.5 billion in amounts that roll off under the Roll-Off LC Facility ■ ~$200 million of cash collateralized LCs will retain their cash collateral post-emergence
Bonds	■ TBD

1. Pre-negotiated with, at a minimum, the secured lenders. The Company and its advisors are actively engaging with bondholders and their advisors to explore their support and participation in a consensual restructuring process. The outcome of such discussions are uncertain and there is a material risk that no bondholder agreement will be achieved prior to a bankruptcy filing
2. Based on proposal received from secured lenders but not yet approved by the Company
3. Excluding the potential Make Whole Tranche, which represents that portion (if any) of the prepetition Superpriority Term Loan make whole amount which cannot paid down with proceeds from the sale of Tech

EVERCORE KIRKLAND & ELLIS AlixPartners
70
Private and Confidential
MCDERMOTT

Confidential

Preliminary Estimated Cash Uses at Emergence

($ in millions)

Minimum Required Cash Uses[1]	Range
Illustrative Taxes and Fees on Tech Sale[2]	$175 – $215
Repay DIP Term Loan[3]	2,022 – 2,067
Cash Need Post-Emergence through Liquidity Trough[4]	300 – 400
Restructuring Exit Fees (LC Recommitment, Professionals, etc.)[5]	60 – 80
Paydown of Residual Prepetition Accounts Payable	210 – 210
Improved Cash Flow and/or Reduced Minimum Operating Cash[6]	(250) – 0
Minimum Required Cash Uses at Emergence	**$2,517 – $2,972**

Note: analysis excludes $450 million of minimum cash required on balance sheet. Total estimated cash on balance sheet at emergence is $450 million + $370 million = $820 million

1. Assumptions subject to change according to final deal parameters
2. Preliminary cash tax estimate per MDR management; subject to change
3. Variability due to Make Whole Amount, which can roll into takeback debt upon emergence
4. Liquidity trough projected to occur in November 2020
5. Preliminary estimate; subject to change
6. Potential for improved cash flow above business plan expectations and/or the possibility of managing cash through liquidity low points below assumed minimum cash level of $450mm

EVERCORE KIRKLAND & ELLIS AlixPartners
71
Private and Confidential
MCDERMOTT

Confidential

Summary Capitalization

($ in millions)

- Prepetition capital structure:
  - Funded debt: $5.1 billion
    - Includes $800 million of Superpriority Term Loan
- Capital structure pro forma for DIP Facility[1]:
  - Funded debt (incl. DIP draw and rollup): $6.4 billion
  - Funded DIP Term Loan:
    - DIP Term Loan: $1,200 million, plus
    - Roll-up of Superpriority Term Loan: $800 million
    - Roll-up of Superpriority make whole plus accrued interest and fees: $67 million
  - DIP to be repaid in cash at exit with proceeds from Tech sale
- Post-emergence, the only funded debt will be the $500 million of Take Back Debt, resulting in substantial deleveraging of the Company's balance sheet
  - Prepetition secured debt to receive:
    - $500 million of Take Back Debt, and
    - Post-emergence equity
  - Prepetition bond treatment TBD

Funded Debt & Leverage[2]


9.8x
12.3x
1.0x
$6,394
$5,127
$1,200
$800
$800
$67
$801
$801
$2,226
$2,226
$1,300
$1,300
$500
$500
Prepetition
Chapter 11
Post-Emergence
DIP:
(i) New money, plus
(ii) Roll-up of Superpriority TL, plus
(iii) Superpriority TL make whole plus accrued interest and fees
Receives:
(i) Post-emergence equity and
(ii) Take Back Debt
DIP TL
Superpriority TL
Superpriority Make Whole + Accrued Interest & Fees
RCF
TL
Bonds
Take Back Debt

Given the quantum of funded leverage, the need for L/C and surety credit support to achieve the business plan, equitization of prepetition funded obligations is required to support the business

1. Based on proposal received from secured lenders but not yet approved by the Company
2. Leverage equal to funded debt divided by 2020 Adj. EBITDA of $521 million

EVERCORE KIRKLAND & ELLIS AlixPartners
72
Private and Confidential
MCDERMOTT

Confidential

LC Facility Mechanics

($ in millions)

- $743 million DIP LCs include:
  - Maximum of $543 million incremental LCs, including $371 million of new and incremental LC commitments and the roll-up of certain cash collateralized LC capacity during pendency of chapter 11
  - $200 million roll-up of prepetition Superpriority LCs
- DIP LCs roll into a Super Senior Facility post-emergence
- Exit LC Facilities (secured):
  - Cash Collateralized LCs retain their collateral post-emergence
  - Prepetition LC lenders will be asked to maintain aggregate commitments of no more than ~$1.7 billion[1]
  - Prepetition LCs that auto-renew (other than Superpriority LCs) to auto-renew under existing terms
  - As existing LCs roll off and new LCs are issued, they are issued under a new Senior Exit LC Facility
    - Priority is junior to Super Senior Facility but senior to Roll-Off Facility and Take Back Debt
- Bilateral LCs and surety bonds:
  - Will continue to be used to meet incremental needs during bankruptcy and post-emergence

Secured LC Facilities



$2,440
$2,440
$2,240
$2,230
$2,223
$2,314
$2,440
$2,340
$2,440
$2,440
$2,440
$552
$306
$1,583
$743
$199
$1,498
$743
$199
$27
$1,272
$743
$199
$133
$1,155
$743
$199
$267
$1,014
$743
$199
$397
$975
$743
$199
$582
$916
$743
$199
$711
$688
$743
$199
$1,498
$743
$199
$1,498
$743
$199
$1,498
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
2022
2023
2024
DIP Facility
Cash Collateralized LCs
Roll-Off LC Facility
Super Senior Facility
Senior Exit LC Facility
2022-2024 Combined Senior Exit and Roll-Off Facilities

1. Includes $199 million of cash collateralized LCs

EVERCORE KIRKLAND & ELLIS AlixPartners

73

Private and Confidential

MCDERMOTT

Confidential

Perfection Analysis Overview

- McDermott International Inc. and approximately 219 of its direct and indirect subsidiaries are party to the financing arrangements listed below:
  - the Credit Agreement, dated as of May 10, 2018, the Amended and Restated Master Agreement for Stand-by Letters of Credit, dated as of May 10, 2018, the Letter of Credit Agreement, dated as of October 30, 2018 (collectively, the "2018 Secured Financings");
  - the Superpriority Senior Secured Credit Agreement, dated as of October 21, 2019 (the "Superpriority Facility"); and
  - the unsecured notes Indenture, dated as of April 18, 2018 (the "Indenture")
- The obligations under the 2018 Secured Financings and the Superpriority Facility are secured; the obligations under the Indenture are unsecured
- The guarantors are nearly identical under the Indenture, Superpriority Facility and 2018 Secured Financings
- However, the following entities currently only guaranty the 2018 Secured Financings and the Indenture:
  - Arabian CBI Co Ltd., Arabian CBI Tank Manufacturing Company Ltd., Lummus Arabia Ltd Co. (collectively, the "Saudi Guarantors");
  - McDermott Serviços Offshore do Brasil Ltda (the "Brazil Guarantor"); and
  - CBI Eastern Anstalt (the "Lichtenstein Guarantor" and, collectively with the Saudi Guarantors, Brazil Guarantor, the "Limited Guarantors")
- The Superpriority Lenders require that the Limited Guarantors guaranty the Superpriority Facility and that process progresses

EVERCORE KIRKLAND & ELLIS AlixPartners 74 MCDERMOTT
Private and Confidential

Confidential

Perception Analysis Overview (continued)

- Lenders have taken extensive perfection actions under both the Superpriority Facility and 2018 Secured Financings in the United States and foreign jurisdictions of incorporation of guarantors and where guarantors own assets
  - These jurisdictions include: Australia, Barbados, Brazil, Canada, Cayman Islands, Curacao, England and Wales, Ireland, Liechtenstein, Malta, Mexico, Netherlands, Norway, Panama, Singapore, United Arab Emirates and the United States
  - The perfection actions also include pledging the equity interest of guarantor and non-guarantor subsidiaries—this perfection gives the Superpriority Facility and the 2018 Secured Financing the net residual value of these pledged subsidiaries as part of their security
  - The collateral package is made up of substantially all of the present and after-acquired assets including security interests in personal property, vessels, real property, commercial tort claims, and general intangibles
  - These collateral documents are available in the lender and noteholder advisor dataroom
- The only identified instance in which the lenders potentially have not taken local (i.e., outside of the United States) perfection steps is with respect to the Saudi Guarantors
  - Lenders have taken actions to perfect in the United States through UCC filings, which lenders view as sufficient perfection
  - Arabian CBI Co Ltd. has obligations under a bi-lateral LC agreement and also deposits at the bi-lateral bank—the bi-lateral bank can exercise setoff rights against the accounts and would have a structurally senior claim to the Indenture, 2018 Secured Financings and the Superpriority Facility
- For reference, below is a summary of the booked assets and liabilities of the Saudi Guarantors as of November 20, 2019

Legal Entity	Total Assets as of 11/30 (includes intercompany)	Total Liabilities as of 11/30 (includes intercompany)	Intercompany Assets	Intercompany Liabilities	Net Assets (excluding intercompany)
Arabian CBI Co Ltd.	$ 87,518,934	$ 39,513,342	$30,262,004	$ 2,437,618	$20,181,206
Arabian CBI Tank Manufacturing Company Ltd.	$ 52,897,497	$ 6,706,805	$ 30,725,753	$ 310,749	$15,775,688
Lummus Arabia Ltd Co.	$75,437,395	$71,717,621	$ 65,093,975	$ 14,912,151	$ (46,462,050)

EVERCORE KIRKLAND & ELLIS AlixPartners 75 MCDERMOTT
Private and Confidential

Confidential

Vessel Encumbrance Summary

- Below are the ten material vessels owned by the company, nine of which are pledged and mortgaged under the 2018 Secured Financings and Superpriority Facility and one of which is pledged and mortgaged under a special purpose financing
  - The company charters (but does not own) two additional vessels—the Amazon and the Aqua Lift II—and owns an interest in the Derrick Barge 30 vessel through a joint venture
  - Any other vessels owned by the company are small, non-propelled barges of *de minimis* value

Vessel	Vessel Owner	Pledged (Yes/No)	Pledged to Which Facility
DLV 2000	Hydro Marine Services, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
Emerald Sea	McDermott International Vessels, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
Intermac 650	Hydro Marine Services, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
Lay Vessel 108	Hydro Marine Services, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
Lay Vessel North Ocean 105	North Ocean 105 AS	Y	September 30, 2010 NO 105 Credit Agreement
McDermott Derrick Barge No. 27	Hydro Marine Services, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
McDermott Derrick Barge No. 32	Hydro Marine Services, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
McDermott Derrick Barge No. 50	J. Ray McDermott International Vessels, Ltd.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
North Ocean 102	J. Ray McDermott (Norway), AS	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility
Thebaud Sea	McDermott Gulf Operating Company, Inc.	Y	May 10, 2018 Credit Agreement October 21, 2019 Priming Facility

EVERCORE KIRKLAND & ELLIS AlixPartners
76
Private and Confidential
MCDERMOTT

Confidential

Real Property Encumbrance Summary

Property	2018 Secured Financing	Superpriority Facility
Mexico		
Fabrication Yard, Port of Altamira, Tamaulipas, Mexico	Mortgaged	Mortgaged
Canada		
Pipe, module shop, yard and building Highway 825, Sturgeon Industrial Park, Fort Saskatchewan, Alberta, Canada	Mortgaged	Mortgaged
Louisiana		
Pipe fabrication shop, Walker, Louisiana at 30103 Sunland Drive, Walker, Livingston Parish, Louisiana, 70785	In process (Flood determination)	In process
Texas		
Research, development and manufacturing operation at 10100 Bay Area Blvd, Pasadena, Harris County, Texas, 77507.	Mortgaged	Mortgaged
Plate Fabrication Shop, Houston, Texas located as 8900 Fairbanks N. Houston Road, Houston, Harris County, Texas, 77064	Mortgaged	Mortgaged
Dubai		
Leased fabrication facility, United Arab Emirates, Government of Dubai	Mortgaged	In process
Australia		
Plate Fabrication Shop, Kwimana, Australia	Mortgaged	Mortgaged

EVERCORE KIRKLAND & ELLIS AlixPartners
77
Private and Confidential
MCDERMOTT

Confidential

3Q19 Capitalization, Pro Forma for Superpriority Tranches A & B

($ in millions)

	9/30/19 PF Face	1/3/20 Price	1/3/20 Market	Coupon	Cash Interest	Maturity	YTM	Debt / LTM Adj. EBITDA
Unrestricted Cash[1]	$677		$677					
Restricted Cash for Cash-Secured LCs	333		333					
Super-Senior Debt								
New Super-Senior Term Loan	$800	102	$814	L + 1,000	$95	Oct-21	10.8%	
Total Super-Senior Debt	**$800**		**$814**		**$95**			**18.6x**
Net Super-Senior Debt	*123*		*137*					*2.9x*
Secured Debt								
$1.0bn Revolver due 2023[2,3]	$801	NA	$801	L + 425	$50	May-23	NA	
$2.26bn Term Loan due 2025	2,226	58	1,280	L + 500	154	May-25	20.0%	
Finance Leases	69	NA	69	NA	NA	NA	NA	
Construction Financing[4]	12	NA	12	NA	NA	Oct-20	NA	
Structured Equipment Financing	32	NA	32	NA	NA	Jan-20	NA	
Total Secured Debt	**$3,940**		**$2,994**		**$299**			**91.6x**
Net Secured Debt	*3,263*		*2,317*					*75.9x*
Unsecured Debt								
10.625% Senior Notes due 2024	$1,300	9	$111	10.625%	$138	May-24	136.5%	
Total Debt	**$5,240**		**$4,050**		**$437**			**121.9x**
Net Debt	*4,563*		*3,373*					*106.1x*
Preferred & Equity								
Redeemable Preferred Stock	$330	NA	$330	14% / 15% PIK	$40			
Market Capitalization	122	$0.67	122	NA	NA			
Investments in Unconsolidated Affiliates	(450)							
Non-Controlling Interest	21							
Total Enterprise Value	**$4,586**				**$477**			**106.7x**

Memo:	
3Q19 LTM Adj. EBITDA	$43
3Q19 LTM FCF[5]	(937)

Source: Company materials, FactSet, Markit

1. Does not represent globally available cash, which is net of JV, consortium and other captive cash
2. LIBOR margin ranges from 375bps to 425bps depending on leverage ratio
3. Cash interest includes commitment fee
4. Represents financing agreement to pay a portion of the costs of North Ocean 105 vessel
5. Calculated as operating cash flow less capital expenditures
6. Pro forma for Superpriority LC capacity of $200mm, assuming fully utilized. Excludes capacity for LC issuance under RCF, but includes capacity for $230mm sidecar

Liquidity

Revolver Commitment	$1,000
(-) Amount Outstanding	(801)
(-) LCs	(194)
Revolver Availability	**$5**
(+) Unrestricted Cash[1]	677
Total Liquidity	**$682**

LC and Bonding Capacity

	Committed		Uncommitted	
	LC Facilities[6]	TL LCs	Bilateral	Surety
Usage	$1,855	$300	$1,380	$588
Availability	15	10	470	254
Total	**$1,870**	**$310**	**$1,850**	**$842**

EVERCORE KIRKLAND & ELLIS AlixPartners

78

Private and Confidential

MCDERMOTT

Confidential ($ in millions) Long-Term Financial Projections 1 1 MB’20 Forecast vs. Financing Case, Assuming 2Q20 Tech Sale MB’20 Forecast Financing Case New Orders $20,000 $18,623 $17,825 $17,006 $18,000 $16,650 $16,000 $12,999 $13,024 $14,000 $12,786 $11,969 $11,487 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $ - TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 Adjusted EBITDA $1,400 $1,293 $1,200 $1,078 $1,061 $1,004 $1,000 $766 $800 $642 $521 $600 $475 $400 $183 $200 $ - TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 1. Adjusted for financing costs of proposed DIP and exit facilities 79 Private and ConfidentialConfidential ($ in millions) Long-Term Financial Projections 1 1 MB’20 Forecast vs. Financing Case, Assuming 2Q20 Tech Sale MB’20 Forecast Financing Case New Orders $20,000 $18,623 $17,825 $17,006 $18,000 $16,650 $16,000 $12,999 $13,024 $14,000 $12,786 $11,969 $11,487 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $ - TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 Adjusted EBITDA $1,400 $1,293 $1,200 $1,078 $1,061 $1,004 $1,000 $766 $800 $642 $521 $600 $475 $400 $183 $200 $ - TY'19 TY'20 TY'21 TY'22 TY'23 TY'24 1. Adjusted for financing costs of proposed DIP and exit facilities 79 Private and Confidential

Confidential

Long-Term Financial Projections (cont'd)

($ in millions)

MB'20 Forecast[1] vs. Financing Case, Assuming 2Q20 Tech Sale

Cash Flow from Operating Activities



MB'20 Forecast[1]
Financing Case
$1,500
$1,000
$500
$ -
($500)
($1,000)
($1,500)
($1,095)
($1,007)
($521)
$134
$156
$753
$661
$502
$1,137
TY'19
TY'20
TY'21
TY'22
TY'23
TY'24

Levered Free Cash Flow[2]



$1,500
$1,000
$500
$ -
($500)
($1,000)
($1,500)
($1,191)
($1,152)
($691)
($116)
$1
$540
$581
$444
$1,095
TY'19
TY'20
TY'21
TY'22
TY'23
TY'24

1. Adjusted for financing costs of proposed DIP and exit facilities
2. Defined as cash flow from operating activities less capex

EVERCORE KIRKLAND & ELLIS AlixPartners
80
Private and Confidential
MCDERMOTT

Confidential

Capital Structure

($ in millions)

Substantial equitization of prepetition secured creditors required

- Prepetition capital structure:
  - Funded debt: $5.1 billion
    - Includes $800 million of Superpriority Term Loan
- Capital structure pro forma for DIP Facility[1]:
  - Funded debt (incl. DIP draw and rollup): $6.4 billion
  - Funded DIP Term Loan:
    - DIP Term Loan: $1,200 million, plus
    - Roll-up of Superpriority Term Loan: $800 million
    - Roll-up of Superpriority make whole plus prepetition accrued interest and fees: $67 million
- DIP to be repaid in cash at exit with proceeds from Tech sale
- While sale of Tech is necessary for repaying the DIP and de-levering the business, it reduces post-reorg debt capacity
- As a result, the Company is targeting post-emergence funded debt of just under ~1x 2021E Adj. EBITDA (comprised of EPC + Tanks)
  - In addition to funded debt, unfunded contingent credit exposure remains in form of over $4+ billion in secured LCs, bilateral LCs, and surety bonds

Illustrative Capital Structure Pre and Post-Emergence



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$--
$ millions
2021E CFOA: $156 million
$3,027
$2,067
19.4x 2021E CFOA
Equitization of Secured Debt
$500
$2,067
Pre-Emergence
Post-Emergence
DIP TL (Incl. Roll-Up and MW Plus Accrued Interest & Fees)
Secured Debt
Illustrative Net Proceeds from Tech¹
PF Debt Capacity²

1. Illustrative proceeds net of combined taxes and fees on sale, cash to fund through liquidity trough upon exit, residual A/P paydown, as well as financing and professional fees upon exit from chapter 11
2. ~1x 2020E Adj. EBITDA

EVERCORE KIRKLAND & ELLIS AlixPartners
81
Private and Confidential
MCDERMOTT

Confidential

DIP Facility Sizing Considerations – General Assumptions

Case Assumptions	▪ Filing on January 13, 2020 with a duration of the Chapter 11 case of 5.5 months (June 30th emergence) ▪ Minimum liquidity of $450 million to account for working capital swings and other business impacts ▪ Assumes JV, captive and country cash balance requirements of ~$450 million ▪ Assumes no divestitures or material operational restructuring (e.g., project shutdown / contract rejections) ▪ Assumes continued access to global cash ▪ Assumes no cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ▪ Assumes no incremental L/Cs contemplated other than the L/C needs reflected in the business plan
Interest and Fees	▪ Analysis assumes a $2.1 billion DIP facility ($867[1] million roll up from prepetition Super Priority Facility + $1.2 billion incremental DIP) ▪ Interest and fees on the DIP facility assumed based on proposal received from secured lenders but not yet approved by the Company ▪ Accrued but unpaid interest on the Super Priority Facility assumed paid at filing ▪ Analysis **includes** interest at existing rates on first lien facilities (RCF, TL, LC) through the pendency of the case based on proposal received from secured lenders but not yet approved by the Company ▪ Analysis assumes DIP L/C facility size of $743 million, including roll up of Super Priority L/C facility of $200 million, and pricing based on proposal received from secured lenders but not yet approved by the Company

Base Case Projections	▪ Base case projections derived from:
	    ▪ Business plan for 2020 with adjustments for partial month of January
	    ▪ Assumed opening available cash balance of $25 million
	▪ Base case incorporates assumed impact of bankruptcy on new orders and backlog
	▪ Base case assumes no material change to vendor payments terms

Emergence	▪ DIP Facility sizing does not incorporate costs related to emergence capital structure or exit fees; these costs are assumed to be covered by the sources and uses at emergence from the Tech sale proceeds

1. Includes $800 million principal and $67 million make whole plus accrued interest and fees at time of filing

EVERCORE KIRKLAND & ELLIS AlixPartners
82
Private and Confidential
MCDERMOTT

Confidential

DIP Facility Sizing Considerations – General Assumptions (cont'd)

Customers	■ Chapter 11 impact reflected in base case assumptions in business plan
	  ■ Some new awards assumed in 1Q and 2Q20, but at substantially lower win rates
	  ■ Clear message to customers that case limited to financial restructuring with clarity of outcome

Vendors	■ Significant first-day order relief to pay pre-petition trade A/P, covering foreign vendors, vendor with potential lien rights, labor subcontractors, and certain other vendors ■ Assumes remaining pre-petition A/P to be paid out at emergence with no impairment of trade A/P ■ No additional payment term contraction on post-petition payables assumed during case ■ Vendor base assumed to be stabilized through first day order relief, DIP liquidity, and clear messaging around a consensual path forward
Bi-lateral L/Cs, Surety Bonds, & Secured L/Cs	■ No cash collateralization is required on existing unexpired L/Cs, Bi-Lat L/Cs, and Sureties ■ All new project L/Cs and step ups issued under the DIP facility ■ Continue to renew bi-lateral L/Cs and sureties under existing facilities
Admin. Costs	■ Accrued professional fees of $25 million per month through April ■ Professional fees reduced to $15 million per month for May and June due to lower administrative needs while the Tech sale is being finalized ■ Also includes $15 million of DIP arrangement professional fees ■ Fees paid 30 to 60 days after month-end, with all unpaid fees paid at emergence ■ Excludes exit transaction and other financing fees
Pre-petition Debt	■ Super-priority financing of $1.0 billion received ($800 million TL; $200 million LCF); assumed to roll up into DIP ■ Tranche 3 and 4 for $700 million not received

EVERCORE KIRKLAND & ELLIS AlixPartners
83
Private and Confidential
MCDERMOTT

Confidential

Post-Emergence Financing Needs

($ in millions)

- Post-emergence liquidity need was assessed using the business plan, assuming no available cash on the balance sheet at emergence. Based on the liquidity low point in November 2020, MDR would need $820 million of liquidity
  - Assumes minimum liquidity of $450 million, consistent with DIP sizing assumptions
  - While the post-emergence analysis assumes no available cash at emergence for sizing purposes, $450 million would be available at emergence based on the DIP analysis
- Gross post-emergence L/C need was assessed using the business plan
  - Forecasted L/C need based on L/C activity from Q2'20 2020 through end of 2021, including new L/Cs, step-ups and roll-offs
  - To the extent projected L/C roll-offs vary from the current forecast, additional L/C capacity may be required

Liquidity Low Point Post-Emergence

Cash Need		Liquidity Low Point: Nov 2020
Break-even Liquidity Need	$	(370)
Minimum Liquidity		(450)
Total Cash Need	**$**	**(820)**

$450MM available at emergence based on DIP need analysis

Quarter End Balance by L/C Facility Category[1]

L/C Facility	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
Facility							
1 Secured L/Cs	$ 2,440	$ 2,240	$ 2,230	$ 2,223	$ 2,314	$ 2,440	$ 2,340
2 Bi-lateral L/Cs	1,182	1,461	1,500	2,098	1,794	1,864	1,884
3 Surety Bonds	585	585	585	585	585	585	585
Ending Facility Total	**$ 4,207**	**$ 4,286**	**$ 4,316**	**$ 4,906**	**$ 4,693**	**$ 4,890**	**$ 4,809**

1. L/C needs subject to variances in forecasted roll offs and the ability to issue bilateral L/Cs and surety bonds

EVERCORE KIRKLAND & ELLIS AlixPartners
84
Private and Confidential
MCDERMOTT

Confidential

Bridge Analysis – Financing Need vs DIP Case

($ in millions)

The. DIP facility (including roll-up) is ~$2.8 billion compared to the $1.7 billion financing need in the Financing Case

- Financing case did not include roll-up into DIP of existing $543 million L/C capacity consisting of (i) $371 million of new and incremental L/C commitments; and (ii) $172 million rolled pre-petition cash collateralized L/C capacity
- Driver of increased funding need vs. Financing Case
  - Reduction of $329 million in CFOA vs. Financing Case due to impact of current situation (loss/delay of project, slippage etc.)
  - Incremental incurred and projected transaction expenses, interest and chapter 11 related professional fees of $401 million vs. Financing Case preliminary estimate of $200 million
  - Higher than projected in-country cash of $90 million and increased minimum liquidity/working capital need of $50 million
- Drivers of reduced funding need vs. Financing Case
  - Financing Case did not include impact of automatic stay / FDO relief relative to vendors estimated at $210 million
  - Reduction of $124 million of L/C need compared to the $324 million incremental L/C need at trough in the Financing Case



$(2,810)
DIP Need
$543
Adj. Rolled-Over L/Cs
$(2,267)
DIP Need excl. Rolled-Over L/C
$329
Δ in CFOA (Rest., Projects Loss/Delays, etc.)
$401
Δ Fees / Expenses / Debt Service
$90
Δ JV/Trapped Cash
$50
Δ Intra-period W/C Need
$40
Pipe Fab Proceeds
$(210)
Ch11 Impact (Vendor/FDO)
$(124)
Reduction L/C Need
$(10)
Other
$(1,700)
Financing Case Need

EVERCORE KIRKLAND & ELLIS AlixPartners
85
Private and Confidential
MCDERMOTT

Confidential

Bridge Analysis – Financing Need vs DIP Case

($ in millions)

Breakdown of Fees, Expenses, and Incremental Debt Service

#	Description		Amount
DIP Case			
	Fees, Expenses, and Incremental Debt Service		
1	Superpriority Tranches A and B - Backstop, Upfront, and OID Fees	$	(86)
2	Superpriority Tranches A and B - Other Fees and Expenses		(9)
3	Interest Expenses on DIP		(111)
4	Fees on DIP Facility		(113)
5	Interest Expense / Incremental L/C Cost on Superpriority		(22)
6	Professional Fees - Restructuring (pre-petition)		(120)
7	Professional Fees - Restructuring (DIP)		(140)
	Total Fees, Expenses, and Incremental Debt Service		**(601)**
Financing Case			
	Fees, Expenses, and Incremental Debt Service		
1	Placeholder		(200)
	Incremental to the Financing Case	**$**	**(401)**

Note: Interest and fees associated with the DIP and post-filing period pursuant to the term sheet received on December 31, 2019, which has not yet been approved by the Company

EVERCORE KIRKLAND & ELLIS AlixPartners
86
Private and Confidential
MCDERMOTT

Confidential

NWC Bridge: Financing Case to MB'20

($ in millions)

January 7, 2020

	NWC	Commentary
Q4'19 Financing Case Net Working Capital	**($1,349)**	
AP paydown	(207)	Financing Case assumed $300M AP paydown. Liquidity constraints and business deterioration limited to ~$93mm
NCSA TY'20 downsides accelerated to Q4'19	(87)	Expense recognition/reduced revenue recognition impacts NWC (either through recording of loss provisions and/or decreased Contracts in Progress).
MENA GP recognition slipped to TY'20	(47)	Delaying revenue recognition results in higher negative NWC (lower unbilled revenues recognized in Contracts in Progress).
Customer insurance/settlements slipped to TY'20	(19)	Delaying revenue recognition results in higher negative NWC (lower unbilled revenues recognized in Contracts in Progress).
Standards impact	(26)	Standards roll in Dec resets Project Estimate at Completion cost estimates, and thus reduces POC% and revenue recognition. Reduced revenue recognition impacts NWC (either through recording of loss provisions and/or decreased Contracts in Progress).
Others	(95)	Others including reclass between current and long
Q4'19 Business Case Net Working Capital	**($1,830)**	

EVERCORE KIRKLAND & ELLIS AlixPartners 87 MCDERMOTT
Private and Confidential

Confidential

MDR DIP Sizing Model: Projected Receipts and Disbursements

($ in millions)

January 17, 2020

	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20	Dec-20
Total Cash Receipts	$506	$606	$979	$690	$615	$972	$746	$776	$814	$567	$608	$932
Total Cash Disbursements	(476)	(841)	(747)	(851)	(816)	(800)	(786)	(777)	(741)	(650)	(705)	(684)
Net Operating Cash Flow[1]	**$29**	**($236)**	**$231**	**($161)**	**($202)**	**$172**	**($40)**	**($1)**	**$73**	**($84)**	**($97)**	**$248**
Restructuring & Other Expenses	($24)	($6)	($20)	($29)	($25)	($37)	($1)	($1)	($25)	($5)	($1)	($2)
DIP Interest & Fees	(85)	(18)	(19)	(19)	(19)	(19)						
Capex	(6)	(13)	(11)	(15)	(12)	(11)	(13)	(12)	(32)	(13)	(11)	(13)
Net Cash Flow[1]	**($85)**	**($273)**	**$180**	**($224)**	**($258)**	**$105**	**($54)**	**($13)**	**$16**	**($102)**	**($109)**	**$233**
Beginning Book Cash Balance	$465	$380	$106	$287	$63	($195)	($90)	($145)	($158)	($142)	($244)	($353)
Net Cash Flow	(85)	(273)	180	(224)	(258)	105	(54)	(13)	16	(102)	(109)	233
Ending Book Cash Balance	**$380**	**$106**	**$287**	**$63**	**($195)**	**($90)**	**($145)**	**($158)**	**($142)**	**($244)**	**($353)**	**($120)**
(-) JV, Captive, and Country Cash Balances	(440)	(440)	(440)	(440)	(440)	(440)	(440)	(440)	(440)	(440)	(440)	(440)
Bank Cash Available for Global Use	**($61)**	**($334)**	**($154)**	**($378)**	**($636)**	**($531)**	**($585)**	**($598)**	**($582)**	**($684)**	**($793)**	**($560)**
(-) Working Capital Needs	(450)	(450)	(450)	(450)	(450)	(450)						
DIP Financing Need[1]	**($511)**	**($784)**	**($604)**	**($828)**	**($1,086)**	**($981)**						

1. Excludes exit facility interest and fees

EVERCORE KIRKLAND & ELLIS AlixPartners

88

Private and Confidential

MCDERMOTT

Confidential

MDR MB'20 Projections – Exclusive of Exit Capital Structure

($ in millions)

January 17, 2020

	Q4'19E	Q1'20E	Q2'20E	Q3'20E	Q4'20E	2020E	2021E	2022E	2023E	2024E
Key P&L Metrics										
Revenue	**$2,308**	**$2,594**	**$2,565**	**$2,247**	**$2,329**	**$9,736**	**$10,369**	**$13,962**	**$12,943**	**$13,683**
(-) Project Costs & Other	(2,231)	(2,369)	(2,329)	(2,048)	(2,075)	(8,821)	(9,389)	(12,562)	(11,572)	(12,093)
Project Gross Profit	**$77**	**$225**	**$236**	**$199**	**$255**	**$915**	**$980**	**$1,399**	**$1,371**	**$1,590**
(-) Other Direct Operating Expenses	(64)	(58)	(54)	(49)	(40)	(202)	(199)	(184)	(190)	(188)
Gross Profit	**$13**	**$167**	**$182**	**$149**	**$214**	**$713**	**$781**	**$1,216**	**$1,181**	**$1,402**
(-) R&D	(11)	(8)	(4)	(2)	(2)	(16)	(13)	(17)	(18)	(19)
(-) SG&A	(77)	(80)	(72)	(72)	(68)	(292)	(244)	(263)	(234)	(220)
(+/-) Other Operating Income (Expense)	(66)	(35)	(59)	(6)	(3)	(103)	1	1	1	1
Operating Income	**($141)**	**$44**	**$47**	**$69**	**$141**	**$301**	**$525**	**$938**	**$930**	**$1,164**
(+) D&A	62	45	32	29	36	144	138	147	177	160
(+) Restructuring, Transaction & Integration Expenses	54	22	55	4	3	85	2	-	-	-
(+/-) Other	4	2	1	1	1	4	3	3	3	3
Adjusted EBITDA	**($21)**	**$113**	**$135**	**$104**	**$181**	**$533**	**$668**	**$1,088**	**$1,110**	**$1,327**
Margin %	*(0.9%)*	*4.4%*	*5.3%*	*4.6%*	*7.8%*	*5.5%*	*6.4%*	*7.8%*	*8.6%*	*9.7%*
Adjusted EBITDA - FCF Bridge										
Adjusted EBITDA	($21)	$113	$135	$104	$181	$533	$668	$1,088	$1,110	$1,327
(-) Restructuring, Transaction & Integration Expenses	(54)	(22)	(55)	(4)	(3)	(85)	(2)	-	-	-
(-) Pension Adjustment	(47)	-	-	-	-	-	-	-	-	-
(-) D&A	(62)	(45)	(32)	(29)	(36)	(144)	(138)	(147)	(177)	(160)
(-) Net Interest Expense	(139)	(1)	(1)	(7)	(6)	(16)	(25)	(24)	(23)	(21)
(-) Income Tax Expense	(109)	(15)	(15)	(15)	(15)	(62)	(105)	(184)	(184)	(236)
Net Income	**($432)**	**$29**	**$32**	**$48**	**$120**	**$228**	**$398**	**$732**	**$726**	**$910**
(+) D&A	62	45	32	29	36	144	138	147	177	160
(+/-) Change in NWC	(217)	(260)	(252)	(95)	(137)	(744)	(315)	(154)	(333)	138
(+) Pension Adjustment	47	-	-	-	-	-	-	-	-	-
(+/-) Other	9	(4)	(3)	(1)	(2)	(8)	(10)	(8)	(7)	(7)
CFOA	**($531)**	**($189)**	**($190)**	**($18)**	**$17**	**($381)**	**$211**	**$718**	**$564**	**$1,201**
(-) Capex	(31)	(36)	(38)	(58)	(37)	(169)	(155)	(81)	(58)	(42)
Free Cash Flow	**($562)**	**($226)**	**($229)**	**($76)**	**($20)**	**($550)**	**$56**	**$637**	**$506**	**$1,159**
(+/-) Other Cash from Investing & Financing	786	(17)	5	(26)	(8)	(45)	(152)	(133)	3	4
Total Change in Cash	**$224**	**($243)**	**($224)**	**($102)**	**($28)**	**($596)**	**($96)**	**$504**	**$509**	**$1,163**

Note: Excludes interest and fees on RCF, TLB, and Unsecured Notes, as well as excludes DIP interest and fees and exit facility interest and fees. Includes run-rate LC costs at legacy pricing

EVERCORE KIRKLAND & ELLIS AlixPartners

89

Private and Confidential

MCDERMOTT

Confidential

MDR MB'20 Projections – Inclusive of Exit Capital Structure

($ in millions)

January 17, 2020

	Q4'19E	Q1'20E	Q2'20E	Q3'20E	Q4'20E	2020E	2021E	2022E	2023E	2024E
Key P&L Metrics										
Revenue	**$2,308**	**$2,594**	**$2,565**	**$2,247**	**$2,329**	**$9,736**	**$10,369**	**$13,962**	**$12,943**	**$13,683**
(-) Project Costs & Other	(2,231)	(2,369)	(2,329)	(2,055)	(2,082)	(8,834)	(9,417)	(12,592)	(11,603)	(12,123)
Project Gross Profit	**$77**	**$225**	**$236**	**$192**	**$248**	**$902**	**$952**	**$1,370**	**$1,340**	**$1,559**
(-) Other Direct Operating Expenses	(64)	(58)	(54)	(49)	(40)	(202)	(199)	(184)	(190)	(188)
Gross Profit	**$13**	**$167**	**$182**	**$143**	**$208**	**$700**	**$754**	**$1,186**	**$1,150**	**$1,371**
(-) R&D	(11)	(8)	(4)	(2)	(2)	(16)	(13)	(17)	(18)	(19)
(-) SG&A	(77)	(80)	(72)	(72)	(68)	(292)	(244)	(263)	(234)	(220)
(+/-) Other Operating Income (Expense)	(66)	(35)	(59)	(6)	(3)	(103)	1	1	1	1
Operating Income	**($141)**	**$44**	**$47**	**$63**	**$134**	**$288**	**$497**	**$908**	**$899**	**$1,134**
(+) D&A	62	45	32	29	36	144	138	147	177	160
(+) Restructuring, Transaction & Integration Expenses	54	22	55	4	3	85	2	-	-	-
(+/-) Other	4	2	1	1	1	4	3	3	3	3
Adjusted EBITDA	**($21)**	**$113**	**$135**	**$98**	**$174**	**$520**	**$640**	**$1,058**	**$1,079**	**$1,296**
Margin %	*(0.9%)*	*4.4%*	*5.3%*	*4.3%*	*7.5%*	*5.3%*	*6.2%*	*7.6%*	*8.3%*	*9.5%*
Adjusted EBITDA - FCF Bridge										
Adjusted EBITDA	($21)	$113	$135	$98	$174	$520	$640	$1,058	$1,079	$1,296
(-) Restructuring, Transaction & Integration Expenses	(54)	(22)	(55)	(4)	(3)	(85)	(2)	-	-	-
(-) Pension Adjustment	(47)	-	-	-	-	-	-	-	-	-
(-) D&A	(62)	(45)	(32)	(29)	(36)	(144)	(138)	(147)	(177)	(160)
(-) Net Interest Expense	(139)	(1)	(1)	(14)	(14)	(31)	(55)	(54)	(53)	(51)
(-) Income Tax Expense	(109)	(15)	(15)	(15)	(15)	(62)	(105)	(184)	(184)	(236)
Net Income	**($432)**	**$29**	**$32**	**$34**	**$106**	**$200**	**$340**	**$673**	**$666**	**$850**
(+) D&A	62	45	32	29	36	144	138	147	177	160
(+/-) Change in NWC	(217)	(260)	(252)	(95)	(137)	(744)	(315)	(154)	(333)	138
(+) Pension Adjustment	47	-	-	-	-	-	-	-	-	-
(+/-) Other	9	(4)	(3)	(1)	(2)	(8)	(10)	(8)	(7)	(7)
CFOA	**($531)**	**($189)**	**($190)**	**($32)**	**$3**	**($409)**	**$154**	**$658**	**$503**	**$1,140**
(-) Capex	(31)	(36)	(38)	(58)	(37)	(169)	(155)	(81)	(58)	(42)
Free Cash Flow	**($562)**	**($226)**	**($229)**	**($89)**	**($34)**	**($578)**	**($1)**	**$577**	**$445**	**$1,098**
(+/-) Other Cash from Investing & Financing	786	(17)	5	(26)	(8)	(45)	(152)	(133)	3	4
Total Change in Cash	**$224**	**($243)**	**($224)**	**($115)**	**($42)**	**($624)**	**($153)**	**$444**	**$448**	**$1,102**

Note: Excludes interest and fees on RCF, TLB, and Unsecured Notes, as well as excludes DIP interest and fees

EVERCORE KIRKLAND & ELLIS AlixPartners

90

Private and Confidential

MCDERMOTT

Confidential

Liquidity Sources and Uses Since 10/25/19

($ in millions)

Uses of cash from the Superpriority Tranche A and B financing have included primarily vendor payments, payroll, JV cash infusions and restructuring/transaction related fees

- Of the $800M in Superpriority Tranche A and B Funding, $97M of transaction costs were netted from gross proceeds
  - Additional professional fees related to Superpriority Financing of over $30M included in Project Sprint Professional Fees
- Increase in cash balance from 10/21 to 12/27 of $155M due mainly to year-end collection timing

Sources of Cash	
10/21/19 Beginning Balance (Available Cash)	$82
Superpriority Tranche A and B Funding	800
Collections	1,321
Collections from JVs	136
Total Sources of Cash	$2,339

Uses of Cash	
Vendor Payments	$1,233
Payroll	530
Interest and Other Non-Op Disbursements	8
JV Cash Infusion	119
Project Sprint Professional Fees	73
Superpriority Financing Transaction Costs	97
Increase in In-Country Cash	42
12/27/19 Balance (Available Cash)	237
Total Uses of Cash	$2,339

Notes:
Balances do not include In-County, JV and Captive balances
Collections from JVs include receipts from Cameron, Freeport and Golden Pass sublets

EVERCORE KIRKLAND & ELLIS AlixPartners
91
Private and Confidential
MCDERMOTT

Confidential Liquidity Sources and Uses Since 10/25/19 (continued) ($ in millions) 92 Private and ConfidentialConfidential Liquidity Sources and Uses Since 10/25/19 (continued) ($ in millions) 92 Private and Confidential

Confidential

Change in Accounts Payable Aging

($ in millions)

Accounts payable has decreased 7% since 10/01/19 after receipt of the Superpriority financing

- Reduction in accounts payable across all aging balances



Accounts Payable ($M)
0
200
400
600
800
1,000
1,200
1,400
1,279
1,459
1,252
1,156
1,169
1,183
1,273
1,186
405 (32%)
221 (17%)
194 (15%)
85 (7%)
373 (29%)
406 (28%)
308 (21%)
198 (14%)
128 (9%)
420 (29%)
431 (34%)
231 (18%)
128 (10%)
96 (8%)
365 (29%)
351 (30%)
235 (20%)
123 (11%)
92 (8%)
356 (31%)
317 (27%)
257 (22%)
132 (11%)
91 (8%)
371 (32%)
274 (23%)
271 (23%)
154 (13%)
75 (6%)
409 (35%)
462 (36%)
265 (21%)
162 (13%)
77 (6%)
308 (24%)
363 (31%)
229 (19%)
110 (9%)
69 (6%)
414 (35%)
10/1/19
10/24/19
10/31/19
11/6/19
11/15/19
12/6/19
12/10/19
12/20/19
Not Yet Due
0 to 30 Days
31 to 60 Days
61 to 90 Days
Over 91 Days

EVERCORE KIRKLAND & ELLIS AlixPartners

93

Private and Confidential

MCDERMOTT

Confidential

Estimated Sources and Uses at Emergence

($ in millions)

January 20, 2020

McDermott International, Inc. - Estimated Sources and Uses at Emergence

USD Millions

Sources at Emergence[1]	Amount
Sources	
Tech Sale - Gross Proceeds [(7)]	$ 2,725
Available Cash on Balance Sheet[2]	656
Total Cash Sources at Emergence	**$ 3,381**

Uses at Emergence[1]	Amount
Uses	
Minimum Available Cash to Balance Sheet[2]	$ 450
Post-Emerg. Break Even Liquidity Need[3]	370
Tech Sale - Transaction Fees	45
Tech Sale - Cash Taxes[4, 7]	64
Tech Sale - Other Deductions / Adjustments[7]	110
Tech Sale - Cash Flow Net of Ticking Fee	(1)
Exit L/C Facility Recommitment Fee[5]	20
Exit Professional Transaction Fees[6]	28
Other Transaction Costs	10
Paydown Residual Pre-Petition Trade A/P	200
Noteholder RSA Fee	10
Repay DIP - New Money & Super Priority Roll Up	2,000
Repay DIP - Accrued Super Priority Interest	22
Repay DIP - Make Whole Portion	44
Excess / (Deficit)	9
Total Cash Uses at Emergence	**$ 3,381**

Notes:
(1) Assumptions subject to change according to final deal parameters
(2) Available cash excludes in-country cash, consortium cash and restricted cash
(3) Liquidity trough projected to occur in November 2020 at $370mm
(4) Cash tax estimate per MDR management's preliminary estimate; subject to change
(5) L/C recommitment fee per draft term sheet of 1.5% of Senior Exit L/C Facility ($1.326bn)
(6) Preliminary; subject to change. Excludes monthly professional fees assumed paid in DIP
(7) Preliminary estimates; subject to change

EVERCORE KIRKLAND & ELLIS AlixPartners
94
Private and Confidential
MCDERMOTT

Confidential Consolidated 13-Week Cash Flow Forecast ($ in millions) January 18, 2020 Week #: 1 2 3 4 5 6 7 8 9 10 11 12 13 13 Weeks Actual / Forecast: Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Week Ending: 01/24/20 01/31/20 02/07/20 02/14/20 02/21/20 02/28/20 03/06/20 03/13/20 03/20/20 03/27/20 04/03/20 04/10/20 04/17/20 Total Total Receipts $ 144.1 $ 253.2 $ 89.3 $ 78.5 $ 213.7 $ 315.0 $ 146.1 $ 56.1 $ 76.2 $ 392.5 $ 174.4 $ 56.2 $ 35.1 $ 2,030.5 Total Disbursements (5 0.0) (3 99.8) (197.3) (1 65.3) (184.3) (2 37.4) (1 69.3) (1 52.2) (1 59.2) (1 69.4) (229.2) (1 44.5) (152.7) (2,410.7) Total Net Cash Flow $ 94.1 $ (146.6) $ (108.0) $ (86.9) $ 29.4 $ 77.7 $ (23.2) $ (9 6.1) $ (8 3.0) $ 223.2 $ (5 4.8) $ (8 8.3) $ (117.6) $ (380.1) Cumulative Period 94.1 (52.5) (160.5) (247.3) (217.9) (140.3) (163.5) (259.6) (342.6) (119.4) (174.2) (262.6) (380.1) (380.1) Cash Balance Rollforward Beginning Cash Balance 155.0 716.1 569.5 461.5 374.6 1,054.0 1,131.7 1,108.5 1,012.4 929.4 1,152.5 1,097.8 1,009.4 155.0 Net Cash Flow 94.1 (146.6) (108.0) (86.9) 29.4 77.7 (2 3.2) (9 6.1) (83.0) 223.2 (5 4.8) (88.3) (117.6) (380.1) New Financing (Net of Fees) 467.0 - - - 650.0 - - - - - - - - 1,117.0 Ending Cash Balance $ 716.1 $ 569.5 $ 461.5 $ 374.6 $ 1,054.0 $ 1,131.7 $ 1,108.5 $ 1,012.4 $ 929.4 $ 1,152.5 $ 1,097.8 $ 1,009.4 $ 891.8 $ 891.8 Memo: Less Country Cash Balances (1 30.0) (1 30.0) (1 30.0) (130.0) (1 30.0) (130.0) (1 30.0) (130.0) (1 30.0) (1 30.0) (1 30.0) (130.0) (130.0) (130.0) Ending Available Cash Balance $ 586.1 $ 439.5 $ 331.5 $ 244.6 $ 924.0 $ 1,001.7 $ 978.5 $ 882.4 $ 799.4 $ 1,022.5 $ 967.8 $ 879.4 $ 761.8 $ 761.8 Ending Cash Balance including Country Cash + JV Cash + Insurance Captive Cash 1,074.5 900.0 797.5 744.0 1,374.5 1,449.1 1,448.2 1,344.7 1,249.0 1,468.2 1,430.7 1,338.4 1,236.8 1,236.8 Notes: * Week of 01/24, includes only 01/22, 01/23 & 01/24 post-filing Does not include cash collateral accounts 95 Private and ConfidentialConfidential Consolidated 13-Week Cash Flow Forecast ($ in millions) January 18, 2020 Week #: 1 2 3 4 5 6 7 8 9 10 11 12 13 13 Weeks Actual / Forecast: Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Week Ending: 01/24/20 01/31/20 02/07/20 02/14/20 02/21/20 02/28/20 03/06/20 03/13/20 03/20/20 03/27/20 04/03/20 04/10/20 04/17/20 Total Total Receipts $ 144.1 $ 253.2 $ 89.3 $ 78.5 $ 213.7 $ 315.0 $ 146.1 $ 56.1 $ 76.2 $ 392.5 $ 174.4 $ 56.2 $ 35.1 $ 2,030.5 Total Disbursements (5 0.0) (3 99.8) (197.3) (1 65.3) (184.3) (2 37.4) (1 69.3) (1 52.2) (1 59.2) (1 69.4) (229.2) (1 44.5) (152.7) (2,410.7) Total Net Cash Flow $ 94.1 $ (146.6) $ (108.0) $ (86.9) $ 29.4 $ 77.7 $ (23.2) $ (9 6.1) $ (8 3.0) $ 223.2 $ (5 4.8) $ (8 8.3) $ (117.6) $ (380.1) Cumulative Period 94.1 (52.5) (160.5) (247.3) (217.9) (140.3) (163.5) (259.6) (342.6) (119.4) (174.2) (262.6) (380.1) (380.1) Cash Balance Rollforward Beginning Cash Balance 155.0 716.1 569.5 461.5 374.6 1,054.0 1,131.7 1,108.5 1,012.4 929.4 1,152.5 1,097.8 1,009.4 155.0 Net Cash Flow 94.1 (146.6) (108.0) (86.9) 29.4 77.7 (2 3.2) (9 6.1) (83.0) 223.2 (5 4.8) (88.3) (117.6) (380.1) New Financing (Net of Fees) 467.0 - - - 650.0 - - - - - - - - 1,117.0 Ending Cash Balance $ 716.1 $ 569.5 $ 461.5 $ 374.6 $ 1,054.0 $ 1,131.7 $ 1,108.5 $ 1,012.4 $ 929.4 $ 1,152.5 $ 1,097.8 $ 1,009.4 $ 891.8 $ 891.8 Memo: Less Country Cash Balances (1 30.0) (1 30.0) (1 30.0) (130.0) (1 30.0) (130.0) (1 30.0) (130.0) (1 30.0) (1 30.0) (1 30.0) (130.0) (130.0) (130.0) Ending Available Cash Balance $ 586.1 $ 439.5 $ 331.5 $ 244.6 $ 924.0 $ 1,001.7 $ 978.5 $ 882.4 $ 799.4 $ 1,022.5 $ 967.8 $ 879.4 $ 761.8 $ 761.8 Ending Cash Balance including Country Cash + JV Cash + Insurance Captive Cash 1,074.5 900.0 797.5 744.0 1,374.5 1,449.1 1,448.2 1,344.7 1,249.0 1,468.2 1,430.7 1,338.4 1,236.8 1,236.8 Notes: * Week of 01/24, includes only 01/22, 01/23 & 01/24 post-filing Does not include cash collateral accounts 95 Private and Confidential